EXECUTION VERSION 773058473 19636993 RECEIVABLES FINANCING AGREEMENT Dated as of December 31, 2024 by and among NEWENERGY RECEIVABLES LLC, as Borrower, THE PERSONS FROM TIME TO TIME PARTY HERETO, as Co-Arrangers, Lenders and as Group Agents, MUFG BANK, LTD., as Agent, and CONSTELLATION NEWENERGY, INC., as initial Servicer

TABLE OF CONTENTS Page 773058473 19636993 -i- ARTICLE I DEFINITIONS .......................................................................................................... 1 SECTION 1.01. Certain Defined Terms. ........................................................................... 1 SECTION 1.02. Other Interpretative Matters .................................................................. 39 SECTION 1.03. Amendment and Restatement; No Novation ........................................ 40 ARTICLE II TERMS OF THE LOANS ..................................................................................... 40 SECTION 2.01. Loan Facility ......................................................................................... 40 SECTION 2.02. Making Loans; Repayment of Loans. ................................................... 41 SECTION 2.03. Interest and Fees.................................................................................... 43 SECTION 2.04. Records of Loans .................................................................................. 44 SECTION 2.05. Extension of Scheduled Termination Date. .......................................... 44 ARTICLE III SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS ................... 46 SECTION 3.01. Settlement Procedures ........................................................................... 46 SECTION 3.02. Payments and Computations, Etc.......................................................... 48 ARTICLE IV INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY AND SECURITY INTEREST ...................................................................... 48 SECTION 4.01. Increased Costs. .................................................................................... 48 SECTION 4.02. Funding Losses. .................................................................................... 50 SECTION 4.03. Taxes. .................................................................................................... 50 SECTION 4.04. Inability to Determine Rates; Change in Legality ................................ 54 SECTION 4.05. Security Interest .................................................................................... 56 SECTION 4.06. Benchmark Replacement Setting .......................................................... 57 ARTICLE V CONDITIONS TO EFFECTIVENESS AND CREDIT EXTENSIONS ........ 61 SECTION 5.01. Conditions Precedent to Effectiveness and the Initial Credit Extension...................................................................................... 61 SECTION 5.02. Conditions Precedent to All Credit Extensions..................................... 61 SECTION 5.03. Conditions Precedent to All Releases ................................................... 62 ARTICLE VI REPRESENTATIONS AND WARRANTIES .................................................... 63 SECTION 6.01. Representations and Warranties of the Loan Parties ............................ 63 ARTICLE VII COVENANTS ..................................................................................................... 68 SECTION 7.01. Affirmative Covenants of the Loan Parties ........................................... 68 SECTION 7.02. Negative Covenants of the Loan Parties ............................................... 76

TABLE OF CONTENTS (continued) Page 773058473 19636993 -ii- ARTICLE VIII ADMINISTRATION AND COLLECTION OF RECEIVABLES ................... 78 SECTION 8.01. Designation of the Servicer ................................................................... 78 SECTION 8.02. Duties of the Servicer. ........................................................................... 78 SECTION 8.03. Collection Notices ................................................................................. 80 SECTION 8.04. Responsibilities of the Borrower........................................................... 80 SECTION 8.05. Servicing Fee......................................................................................... 80 SECTION 8.06. Reports. ................................................................................................. 80 ARTICLE IX AMORTIZATION EVENTS ............................................................................... 81 SECTION 9.01. Amortization Events ............................................................................. 81 ARTICLE X THE AGENT ......................................................................................................... 84 SECTION 10.01. Authorization and Action .................................................................... 84 SECTION 10.02. Agent’s Reliance, Etc. ......................................................................... 84 SECTION 10.03. Agent and Affiliates ............................................................................ 85 SECTION 10.04. Indemnification of Agent .................................................................... 85 SECTION 10.05. Delegation of Duties ........................................................................... 85 SECTION 10.06. Action or Inaction by Agent ................................................................ 85 SECTION 10.07. Notice of Amortization Events; Action by Agent ............................... 85 SECTION 10.08. Non-Reliance on Agent and Other Parties .......................................... 86 SECTION 10.09. Successor Agent. ................................................................................. 86 SECTION 10.10. Co-Arrangers ....................................................................................... 86 SECTION 10.11. Erroneous Payment. ............................................................................ 87 ARTICLE XI THE GROUP AGENTS ....................................................................................... 90 SECTION 11.01. Authorization and Action .................................................................... 90 SECTION 11.02. Group Agent’s Reliance, Etc. ............................................................. 90 SECTION 11.03. Group Agent and Affiliates ................................................................. 91 SECTION 11.04. Indemnification of Group Agents ....................................................... 91 SECTION 11.05. Delegation of Duties ........................................................................... 91 SECTION 11.06. Notice of Amortization Events ........................................................... 91 SECTION 11.07. Non-Reliance on Group Agent and Other Parties ............................... 91 SECTION 11.08. Successor Group Agent ....................................................................... 92

TABLE OF CONTENTS (continued) Page 773058473 19636993 -iii- SECTION 11.09. Reliance on Group Agent .................................................................... 92 ARTICLE XII INDEMNIFICATION ......................................................................................... 92 SECTION 12.01. Indemnification by the Borrower ........................................................ 92 SECTION 12.02. Indemnification by the Servicer .......................................................... 95 ARTICLE XIII MISCELLANEOUS .......................................................................................... 96 SECTION 13.01. Amendments, Etc. ............................................................................... 96 SECTION 13.02. Notices, Etc. ........................................................................................ 97 SECTION 13.03. Assignability ....................................................................................... 97 SECTION 13.04. Other Costs and Expenses ................................................................. 100 SECTION 13.05. No Proceedings; Limitation on Payments ......................................... 101 SECTION 13.06. Confidentiality. ................................................................................. 101 SECTION 13.07. GOVERNING LAW ......................................................................... 102 SECTION 13.08. Counterparts; Severability; Section References ................................ 102 SECTION 13.09. Integration; Binding Effect; Survival of Termination....................... 102 SECTION 13.10. CONSENT TO JURISDICTION ...................................................... 103 SECTION 13.11. WAIVER OF JURY TRIAL ............................................................. 103 SECTION 13.12. Ratable Payments .............................................................................. 103 SECTION 13.13. Limitation of Liability ....................................................................... 104 SECTION 13.14. Intent of the Parties ........................................................................... 104 SECTION 13.15. USA Patriot Act ................................................................................ 104 SECTION 13.16. Right of Setoff ................................................................................... 105 SECTION 13.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions.................................................................................. 105 SECTION 13.18. Securitisation Regulation; Information; Indemnity. ......................... 105

TABLE OF CONTENTS (continued) Page 773058473 19636993 -iv- EXHIBITS EXHIBIT A – Form of Loan Request EXHIBIT B – Form of Reduction Notice EXHIBIT C – Form of Assignment and Acceptance Agreement EXHIBIT D – Places of Business of the Loan Parties; Locations of Records; Federal Employer Identification Number(s) EXHIBIT E – Subject Obligors EXHIBIT F – Credit and Collection Policy EXHIBIT G – Form of Monthly Report EXHIBIT H – Form of Compliance Certificate EXHIBIT I – Closing Memorandum SCHEDULES SCHEDULE I – Commitments SCHEDULE II – Lock Boxes Collection Banks; Collection Accounts SCHEDULE III – Notice Addresses

773058473 19636993 This RECEIVABLES FINANCING AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of December 31, 2024 by and among the following parties: (i) NEWENERGY RECEIVABLES LLC, a Delaware limited liability company, as borrower (“Borrower”); (ii) the Persons from time to time party hereto as Co-Arrangers, Lenders and Group Agents; (iii) MUFG BANK, LTD. (“MUFG”), as Agent on behalf of the Credit Parties (in such capacity, together with its successors and assigns in such capacity, the “Agent”); and (iv) CONSTELLATION NEWENERGY, INC., a Delaware corporation, in its individual capacity (“CNE”) and as initial servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”). PRELIMINARY STATEMENTS The Borrower has acquired, and will acquire from time to time, Receivables from the Originators pursuant to the Receivables Sale Agreement. The Borrower has requested that the Lenders make Loans from time to time to the Borrower on the terms, and subject to the conditions set forth herein, secured by, among other things, the Receivables. The parties hereto (i) have entered into that certain Receivables Purchase Agreement, dated as of the Original Closing Date (as amended, supplemented or otherwise modified from time to time prior to the Closing Date, the “Original RPA”) and (ii) desire to hereby amend and restate the Original RPA in its entirety. In consideration of the mutual agreements, provisions and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Accrual Period” means each Fiscal Month. “Accrued Customer Refunds” means, at any time of determination, the estimated aggregate accrued refunds owing by the CNE Parties to the Obligors with respect to the outstanding Receivables, as reasonably determined from time to time the Agent. As of the Closing Date, the “Accrued Customer Refunds” shall be $1,500,000 and such amount may be updated, from time to time, by the Agent in connection with any audit or field examination of the Receivables upon not

773058473 19636993 2 less than five (5) Business Days’ notice to the Borrower and the Servicer, but not more than once quarterly (unless an Amortization Event or Potential Amortization Event has occurred and is continuing). “ACH Receipts” means funds received in respect of Automatic Debit Collections. “Adjusted Dilution Ratio” means, as of any day, the average of the Dilution Ratios for the preceding twelve Fiscal Months. “Adverse Claim” means any ownership interest or claim, mortgage, deed of trust, pledge, lien, security interest, hypothecation, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including, but not limited to, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing); it being understood that any thereof in favor of, or assigned to, the Agent (for the benefit of the Secured Parties) shall not constitute an Adverse Claim. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. “Affiliate Receivable” means any Receivable, an Obligor of which is an Affiliate of any CNE Party. “Agent” means MUFG, in its capacity as contractual representative for the Credit Parties, and any successor thereto in such capacity appointed pursuant to Article X or Section 13.03(g). “Aggregate Capital” means, at any time of determination, the aggregate outstanding Capital of all Lenders at such time. “Aggregate Interest” means, at any time of determination, the aggregate accrued and unpaid Interest on the Loans of all Lenders at such time. “Agreement” has the meaning set forth in the preamble to this Agreement. “Alternate Base Rate” means, with respect to any Lender, on any date, a fluctuating rate of interest per annum equal to the greatest of: (a) the Prime Rate in effect on such day; (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%; and (c) the greater of (i) 0.00% and (ii) Term SOFR for a one-month tenor in effect on such day plus SOFR Spread.

773058473 19636993 3 Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Term SOFR for a one-month tenor shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Term SOFR for a one-month tenor, respectively. “Alternate Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Amortization Event” has the meaning specified in Section 9.01. For the avoidance of doubt, any Amortization Event that occurs shall be deemed to be continuing at all times thereafter unless and until waived in accordance with Section 13.01. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the CNE Parties or any of their Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Law” means, with respect to any Person, (x) all provisions of law, statute, treaty, constitution, ordinance, rule, regulation, ordinance, requirement, restriction, permit, executive order, certificate, decision, directive or order of any Governmental Authority applicable to such Person or any of its property and (y) all judgments, injunctions, orders, writs, decrees and awards of all courts and arbitrators in proceedings or actions in which such Person is a party or by which any of its property is bound. “Approved Committed Lender” means Scotia. “Assignment and Acceptance Agreement” means an assignment and acceptance agreement entered into by a Committed Lender, an Eligible Assignee, such Committed Lender’s Group Agent and the Agent, and, if required, the Borrower, pursuant to which such Eligible Assignee may become a party to this Agreement, in substantially the form of Exhibit C hereto. “Attorney Costs” means all reasonable fees, costs, expenses and disbursements of any law firm or other external counsel. “Authorized Officer” means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer or other officer of such Person that serves a similar function. “Automatic Debit Collection” means the payment of Collections by an Obligor by means of automatic electronic funds transfer from the Obligor’s bank account. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution

773058473 19636993 4 of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Beneficial Ownership Rule” means 31 C.F.R. § 1010.230. “Billed-by-Originator Electric Receivable” means any Electric Receivable other than a Billed-by-Utility Electric Receivable. “Billed-by-Originator Gas Receivable” means any Gas Receivable other than a Billed-by- Utility Gas Receivable. “Billed-by-Originator Receivable” means any Billed-by-Originator Electric Receivable or any Billed-by-Originator Gas Receivable. “Billed-by-Utility Electric Obligor” means any Obligor with respect to which any of its Electric Receivables are subject to a Billed-by-Utility Electric Program. “Billed-by-Utility Electric Program” means a program pursuant to which an Electric Utility agrees to bill Electric Receivables on behalf of an Originator and for which such bills are consolidated to include both Delivery Charges owing to such Electric Utility as well as all amounts owing to such Originator under the related Electric Receivable. “Billed-by-Utility Electric Receivable” means any Electric Receivable billed or contracted to be billed, as the case may be, by an Electric Utility on behalf of an Originator to pursuant to a Billed-by-Utility Electric Program. “Billed-by-Utility Gas Obligor” means any Obligor with respect to which any of its Gas Receivables are subject to a Billed-by-Utility Gas Program. “Billed-by-Utility Gas Program” means a program pursuant to which a Gas Utility agrees to bill Gas Receivables on behalf of an Originator and for which such bills are consolidated to include both Delivery Charges owing to such Gas Utility as well as all amounts owing to such Originator under the related Gas Receivable. “Billed-by-Utility Gas Receivable” means any Gas Receivable billed or contracted to be billed, as the case may be, by a Gas Utility on behalf of an Originator to pursuant to a Billed-by- Utility Gas Program. “Billed-by-Utility Obligor” means any Billed-by-Utility Electric Obligor or any Billed-by- Utility Gas Obligor. “Billed-by-Utility Program” means a Billed-by-Utility Electric Program or a Billed-by- Utility Gas Program.

773058473 19636993 5 “Billed-by-Utility Receivable” means any Billed-by-Utility Electric Receivable or any Billed-by-Utility Gas Receivable. “Borrower” has the meaning specified in the preamble to this Agreement. “Borrower Obligations” means all present and future indebtedness, reimbursement obligations, and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to any Credit Party and/or Indemnified Party, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, and shall include, without limitation, all Capital and Interest on the Loans, all Fees and all other amounts due or to become due under the Transaction Documents (whether in respect of fees, costs, expenses, indemnifications or otherwise), including, without limitation, interest, fees and other obligations that accrue after the commencement of any insolvency proceeding with respect to the Borrower (in each case whether or not allowed as a claim in such proceeding). “Borrowing Base” means, at any time of determination, the amount equal to (a) the Net Receivable Pool Balance at such time, minus (b) the Required Reserves at such time. “Borrowing Base Deficit” means, at any time of determination, the amount, if any, by which (a) the Aggregate Capital at such time, exceeds (b) the Borrowing Base at such time. “Breakage Fee” means (i) for any Interest Period for which Interest is computed by reference to the CP Rate or Term SOFR and a reduction of Capital is made for any reason on any day other than a Settlement Date, (ii) any Capital funded at Term SOFR is converted to Capital funded at the Alternate Base Rate on any day other than the last day of an Interest Period or (iii) to the extent that the Borrower shall for any reason, fail to borrow on the date specified by the Borrower in connection with any request for funding pursuant to Article II of this Agreement, the amount, if any, for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds. A certificate as to the amount of any Breakage Fee (including the computation of such amount) shall be submitted by the affected Lender (or applicable Group Agent on its behalf) to the Borrower and shall be conclusive and binding for all purposes, absent manifest error. “Budget Billing Plan” means the “Budget Billing Plan” or similar levelized billing plan pursuant to which the related Obligor’s invoice amount for each billing cycle is a constant amount (or approximately constant) irrespective of usage for the related billing cycle. “Budget Bill Receivable” means any Receivable, the Obligor of which has entered into a Budget Billing Plan with the related Originator. “Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions in such state are authorized or required by law to close. “Capital” means, with respect to any Lender, without duplication, the aggregate amounts paid to, or on behalf of, the Borrower in connection with all Loans made by such Lender pursuant

773058473 19636993 6 to Article II, as reduced from time to time by Collections distributed and applied on account of reducing or repaying such Capital pursuant to Section 3.01; provided, that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution as though it had not been made. “Capital Stock” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests. “CEG” means Constellation Energy Generation, LLC, a Pennsylvania limited liability company (formerly known as Exelon Generation Company, LLC), together with its successors and assigns. “Certification of Beneficial Owner(s)” means a certification regarding beneficial ownership of the Borrower as required by the Beneficial Ownership Rule. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty (excluding the taking effect after the Closing Date of a law, rule, regulation or treaty adopted prior to the Closing Date), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all reports, notes, requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the agreements reached by the Basel Committee on Banking Supervision in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” (as amended, supplemented or otherwise modified or replaced from time to time), shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means the occurrence of any of the following: (a) CNE ceases to own, directly, 100% of the issued and outstanding Capital Stock of the Borrower free and clear of all Adverse Claims; (b) Performance Guarantor ceases to own, directly or indirectly, 100% of the issued and outstanding Capital Stock of CNE, each Originator and the Servicer; (c) any Subordinated Note shall at any time cease to be owned by an Originator, free and clear of all Adverse Claims; or

773058473 19636993 7 (d) a “Change in Control” under the Credit Agreement. For purposes of this clause (d), unless otherwise defined in this Agreement, terms used herein (including all defined terms used within such terms ) shall have the respective meaning assigned to such terms in the Credit Agreement as in effect on June 14, 2024 (the “Credit Agreement Effective Date”) and without giving effect to any amendment, waiver, modification or termination thereof; provided, however, if after the Credit Agreement Effective Date, any term used herein (including all defined terms used within such terms ) is waived, amended or modified, then for all purposes of this clause (d), such term shall automatically and without further action on the part of any Person, be deemed to be also so waived, amended or modified, if at the time of such waiver, amendment or modification, (i) all Lenders (or an Affiliate thereof) are a party to the Credit Agreement and the Required Lenders (or an Affiliate thereof) consented to such waiver, amendment or modification and (ii) such waiver, amendment or modification is consummated in accordance with the terms of the Credit Agreement. “Charged-Off Receivable” means a Receivable which, consistent with the Credit and Collection Policy, would be or should have been written off as uncollectible. “Closing Date” means December 31, 2024. “CNE” has the meaning specified in the preamble to this Agreement. “CNEG” means Constellation NewEnergy – Gas Division, LLC, a Kentucky limited liability company. “CNE Party” means each of CNE, CNEG, CEG, the Borrower, the Servicer and each Originator and their respective successors and assigns. For the avoidance of doubt, the term CNE Party shall not include any Person then acting as Servicer that is not an Affiliate of CNE, CNEG or CEG. “Co-Arrangers” means PNC, Mizuho, Scotia, RBC and each other Person that is or becomes a party to this Agreement in the capacity of a “Co-Arranger”. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” has the meaning set forth in Section 4.05(a). “Collection Account” means each account listed on Schedule II and maintained at a Collection Bank in the name of Borrower. “Collection Account Agreement” means with respect to each Collection Account and Lock-Box, if applicable, a valid and enforceable agreement in form and substance reasonably satisfactory to the Agent, among the Borrower, the Servicer, the Agent and any Collection Bank, whereupon the Borrower, as sole owner of the related Collection Account and the customer of the related Collection Bank in respect of such Collection Account, shall transfer to the Agent exclusive dominion and control over and otherwise perfect a first-priority security interest in, such Collection Account and the cash, instruments or other property on deposit or held therein.

773058473 19636993 8 “Collection Bank” means, at any time, any of the banks holding one or more Collection Accounts. “Collection Notice” means a notice, in substantially the form attached to the related Collection Account Agreement, from Agent to a Collection Bank, or any similar or analogous notice from Agent to a Collection Bank. “Collections” means, with respect to any Receivable, all cash collections and other cash and other proceeds in respect of such Receivable, including, without limitation, all scheduled payments, prepayments, yield, Finance Charges or other related amounts accruing in respect thereof, all cash proceeds of Related Security with respect to such Receivable; provided, that, in no event shall Collections be deemed to include any such cash collections or other proceeds from Excluded Receivables. “Commercial Paper” means promissory notes of any Conduit Lender issued by such Conduit Lender in the commercial paper market. “Commitment” means, with respect to any Committed Lender (including a Related Committed Lender), the maximum aggregate amount which such Person is obligated to lend hereunder on account of all Loans as set forth on Schedule I or in the Assignment and Acceptance Agreement or other agreement pursuant to which it became a Lender, as such amount may be modified in connection with any subsequent assignment pursuant to Section 13.03 or in connection with a reduction in the Facility Limit pursuant to Section 2.02(e). If the context so requires, “Commitment” also refers to a Committed Lender’s obligation to make Loans hereunder in accordance with this Agreement. “Committed Lenders” means each Person that is or becomes a party to this Agreement in the capacity of a “Committed Lender”. “Concentration Percentage” means (i) for any Group A Obligor, 12.0%, (ii) for any Group B Obligor, 6.0%, (iii) for any Group C Obligor, 4.0% and (iv) for any Group D Obligor, 3.0%. “Conduit Lender” means each commercial paper conduit that is or becomes a party to this Agreement in the capacity of a “Conduit Lender”. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or Daily One Month Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Term SOFR Settlement Period,” the definition of “Settlement Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 4.02 and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that

773058473 19636993 9 adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contract” means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings (including those with electronic signatures or other electronic authorization), which may be executed in counterparts and received by facsimile or electronic mail, pursuant to which such Receivable arises or which evidences such Receivable. “CP Rate” means, for any Conduit Lender and for any Interest Period for any Portion of Capital, the per annum rate equivalent to the weighted average cost (as determined by the applicable Group Agent and which shall include commissions and fees of placement agents and dealers, foreign exchange and currency hedging costs, incremental carrying costs incurred with respect to Commercial Paper of such Person maturing on dates other than those on which corresponding funds are received by such Conduit Lender, other borrowings by such Conduit Lender (other than under any Funding Agreement) and any other costs and expenses associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by the applicable Conduit Lender to fund or maintain such Portion of Capital (and which may be also allocated in part to the funding of other assets of such Conduit Lender) (determined in the case of Commercial Paper issued on a discount by converting the discount to an interest equivalent rate per annum); provided, that notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Borrower agrees that any amounts payable to Conduit Lenders in respect of Interest for any Interest Period with respect to any Portion of Capital funded by such Conduit Lenders at the CP Rate shall include an amount equal to the portion of the face amount of the outstanding Commercial Paper issued to fund or maintain such Portion of Capital that corresponds to the portion of the proceeds of such Commercial Paper that was used to pay the interest component of maturing Commercial Paper issued to fund or maintain such Portion of Capital, to the extent that such Conduit Lenders had not received payments of interest in respect of such interest component prior to the maturity date of such maturing Commercial Paper (for purposes of the foregoing, the “interest component” of Commercial Paper equals the excess of the face amount thereof over the net proceeds received by such Conduit Lender from the issuance of Commercial Paper, except that if such Commercial Paper is issued on an interest-bearing basis its “interest component” will equal the amount of interest accruing on such Commercial Paper through maturity); provided, further, that if the CP Rate as determined herein shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Credit Agreement” means the Amended and Restated Credit Agreement, dated as of June 14, 2024 (as it may be amended, restated, supplemented or otherwise modified from time to time) by and among CEG, the lenders from time to time party thereto, the other parties from time to time party thereto and JPMorgan, as administrative agent.

773058473 19636993 10 “Credit and Collection Policy” means Borrower’s and/or the applicable Originator’s credit and collection policies and practices relating to Contracts and Receivables existing on the Closing Date and summarized in Exhibit F hereto, as modified from time to time in accordance with this Agreement. “Credit Extension” means the making of any Loan. “Credit Party” means each Lender, the Agent and each Group Agent. “Cut-Off Date” means the last day of a Fiscal Month. “Daily One Month Term SOFR” means, for any day during a Settlement Period, the Term SOFR Reference Rate for a tenor of one-month on such day, or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day (such day, the “Daily One Month Term SOFR Determination Day”), as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Daily One Month Term SOFR Determination Day the Term SOFR Reference Rate for one month has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Daily One Month Term SOFR will be the Term SOFR Reference Rate for one month as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for one month was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Daily One Month Term SOFR Determination Day; provided, further, that if Daily One Month Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Daily One Month Term SOFR shall be deemed to be the Floor. “Daily One Month Term SOFR Committed Lender” means (i) PNC and (ii) any other Committed Lender that has provided written notice to the Borrower of its election to be a “Daily One Month Term SOFR Committed Lender” hereunder; provided, however, that any Daily One Month Term SOFR Committed Lender may cease to be a Daily One Month Term SOFR Committed Lender on any day by providing written notice thereof to the Borrower. “Daily One Month Term SOFR Determination Day” has the meaning specified in the definition of “Daily One Month Term SOFR”. “Days Sales Outstanding” means, on any date, the number of days equal to the product of (a) 30 and (b) the amount obtained by dividing (i) the aggregate Outstanding Balance of all Receivables as of the Cut-Off Date of the most recently ended Fiscal Month, by (ii) the aggregate initial Outstanding Balance of all Receivables which were originated during the immediately preceding Fiscal Month. “Deemed Collections” means the aggregate of all amounts Borrower shall have been deemed to have received as a Collection of a Receivable. If at any time, (i) the Outstanding Balance of any Receivable is either (w) reduced as a result of any defective or rejected goods or services, any discount, dispute, refunds, netting, rebates or any adjustment or otherwise by

773058473 19636993 11 Borrower or any Originator (other than cash Collections on account of the Receivables), (x) reduced as a result of converting such Receivable to an Excluded Receivable, (y) reduced as a result of applying any Deposit Balances or (z) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or any netting by any Person or (ii) any of the representations or warranties in Article VI are no longer true with respect to any Receivable, Borrower shall be deemed to have received a Collection of such Receivable in the amount of (A) such reduction or cancellation in the case of clause (i) above, and (B) the entire Outstanding Balance in the case of clause (ii) above. “Default Ratio” means, as of any Cut-Off Date, a percentage equal to: (i) the aggregate Outstanding Balance of all Receivables that are Defaulted Receivables on such Cut-Off Date, divided by (ii) the aggregate Outstanding Balance of all Receivables on such day. “Defaulted Receivable” means a Receivable: (a) as to which any payment, or part thereof, remains unpaid for 91 (or if such Receivable is a Government Receivable, 181) days or more from the original due date for such payment, (b) as to which the Obligor thereof is subject to an Event of Bankruptcy that has occurred and is continuing or (c) which, consistent with the Credit and Collection Policy, would be or should have been written off as uncollectible. “Delinquent Government Receivable” means a Government Receivables as to which any payment, or part thereof, remains unpaid for 91 days or more from the original due date for such payment. “Delivery Charges” means, with respect to a Contract, any amount payable by the Obligor for delivery and distribution services or any other services provided by the related Utility. “Deposit Balance” means, as of any date, the aggregate amount of security deposits and other deposits received by or on behalf of the Obligors that are then being held by the Originators and Affiliates thereof (or any agent thereof on their behalf). “Designated Obligor” means an Obligor indicated by Agent to Borrower in writing. “Dilution” means, at any time, the aggregate amount of reductions or cancellations described in clause (i) of the definition of “Deemed Collections”. “Dilution Horizon Ratio” means, as of any date, a ratio (expressed as a percentage), computed as of the Cut-Off Date of the most recently ended Fiscal Month by dividing (i) the aggregate initial Outstanding Balance of all Receivables originated by the Originators during the most recently ended Fiscal Month, by (ii) the Net Receivable Pool Balance as of the Cut-Off Date of the most recently ended Fiscal Month. “Dilution Ratio” means, as of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (i) the aggregate amount of all Dilution in respect of Receivables which occurred during the Fiscal Month ending on such Cut-Off Date, by (ii) the aggregate initial Outstanding Balance of all Receivables generated by the Originators during the Fiscal Month one (1) month prior to the Fiscal Month ending on such Cut-Off Date.

773058473 19636993 12 “Dilution Reserve Floor Percentage” means the product of: ADR x DHR where: ADR = Adjusted Dilution Ratio; and DHR = Dilution Horizon Ratio. “Dilution Spike” means, at any time, the highest Dilution Ratio observed over the previous 12 months. “Dilution Volatility Ratio” means the product of: ((DS – ADR) x DS/ADR) where: ADR = Adjusted Dilution Ratio; and DS = Dilution Spike. “Distributed Generation Receivables” means all indebtedness and other obligations of any obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with CNE’s provision of distributed generation services, including energy efficiency, solar and other distributed generation products. “Dynamic Dilution Reserve Percentage” means, at any time, a percentage calculated as follows: {(SF x ADR) + DVR} x DHR where: SF = stress factor of 2.00; ADR = Adjusted Dilution Ratio; DVR = Dilution Volatility Ratio; and DHR = Dilution Horizon Ratio.

773058473 19636993 13 “Dynamic Loss Reserve Percentage” means, at any time, the product of: SF x LR x LHR where: SF = stress factor of 2.00; LR = the highest three-month average Loss Ratio over the past 12 months; and LHR = Loss Horizon Ratio. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Efficiency Made Easy Program” means the “Efficiency Made Easy” or similar program pursuant to which an Originator assists Obligors in the funding of energy efficiency upgrades. “Efficiency Made Easy Receivable” means any Receivable, the Obligor of which has entered into an Efficiency Made Easy Program. “Electric Receivable” means all indebtedness and other obligations of any Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of electricity or the rendering of services with respect to electricity by or on behalf of an Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. “Electric Utility” means an electric utility (or affiliated captive finance company). “Eligible Assignee” means (i) any Committed Lender or any of its Affiliates, (ii) any Person managed by a Committed Lender or any of its Affiliates, (iii) any commercial paper conduit managed or supported by any Committed Lender or any of its Affiliates and (iv) any other financial or other institution that is acceptable to the Agent. “Eligible Receivable” means, at any time, a Receivable:

773058473 19636993 14 (a) the Obligor of which (i) is a resident of, and has both a billing address and a service address in, the United States; (ii) with respect to any End-User Receivable, is not an Affiliate of any CNE Party; (iii) with respect to any End-User Receivable, is not disconnected by the related Originator or Utility for non-payment or any other reason; (iv) with respect to any End-User Receivable, is not a Utility; (v) is not a material supplier of any Originator; (vi) is not a party to any Payment Plan (unless all amounts owing thereunder have been reduced to zero) and (vii) is neither a Designated Obligor nor a Sanctioned Person; (b) that no more than 50% of the aggregate Outstanding Balance of all Receivables of the related Obligor are Defaulted Receivables; (c) that either (i) is an Eligible Unbilled Receivable or (ii) an invoice for such Receivable has been delivered to the related Obligor; (d) that (i) is not a Defaulted Receivable, (ii) if a Level I Ratings Event has occurred and is continuing, is neither a Delinquent Government Receivable nor an Affiliate Receivable, (iii) is not a Budget Bill Receivable, (iv) is not a Pinnacle Receivable and (v) has not been cancelled; (e) which by its terms has Invoice Payment Terms of (i) if an End-User Receivable, (A) the Obligor of which is any Subject Obligor or any Subsidiary thereof, 180 days or less or (B) otherwise, 120 days or less and (ii) if a POR Receivable, 30 days or less; (f) that arises under a Contract that has not had any payment or other terms of such Contract extended, modified or waived, other than in accordance with the Credit and Collection Policy and only so long as such extension, modification or waive is in compliance with Section 8.02(d); (g) that (i) is an “account” within the meaning of Article 9 of the UCC of all applicable jurisdictions, (ii) is not evidenced by “instruments” or “chattel paper” within the meaning of Article 9 of the UCC of all applicable jurisdictions, (iii) does not constitute, or arise from the sale of, “as-extracted collateral” within the meaning of Article 9 of the UCC of all applicable jurisdictions and (iv) is not payable in installments; (h) that (i) is denominated and payable only in United States dollars in the United States and (ii) the related Contract directs payment thereof to be sent directly to (A) a Lock-Box or a Collection Account or (B) if such Receivable is a Billed-by-Utility Receivable, an Eligible Utility Account; (i) that arises under a Contract in substantially the form of one of the form contracts provided to Agent prior to the Closing Date or otherwise approved by Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense;

773058473 19636993 15 (j) that arises under a Contract that (i) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of the applicable Originator or any of its assignees under such Contract and (ii) does not contain a confidentiality provision that purports to restrict the ability of any Lender to exercise its rights under this Agreement, including, without limitation, its right to review the Contract; (k) that arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon (i) if an End-User Receivable, the sale of goods or the provision of services or (ii) if a POR Receivable, the sale of Purchased-by-Utility Receivable, in each case, by the applicable Originator; (l) that, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation; (m) that satisfies all applicable requirements of the Credit and Collection Policy; (n) that was generated in the ordinary course of the applicable Originator’s business; (o) that if an End-User Receivable, (i) arises solely from the provision or transportation of electricity or natural gas and provision of related services, in each case, to the related Obligor by an Originator and not by any other Person (in whole or in part) and (ii) the provision of a bill with respect thereto to the applicable Obligor has been made or will be made (I) if a Billed-by-Originator Receivable, by the related Originator and not by any Utility or any other Person and (II) if a Billed-by-Utility Receivable, by the related Utility and not by any other Person; (p) that if a Billed-by-Utility Receivable, (i) for which the applicable Utility is obligated to invoice and collect such Billed-by-Utility Receivable; (ii) for which no dispute or claim exists between the related Utility and any CNE Party as to (I) any Delivery Charges owed to such Utility by any CNE Party or (II) any payments on any Receivables owned by such Utility to any CNE Party; (iii) for which the related Utility is obligated under the related Billed-by-Utility Program to turn over any Collections it receives on such Billed-by-Utility Receivable directly to a Collection Account within fifteen (15) days of receipt thereof by such Utility; (iv) for which the related Billed-by- Utility Program is in full force and effect and constitutes the legal, valid and binding obligation of the related Utility enforceable against such Utility in accordance with its terms subject to no offset, counterclaim or other defense; (v) for which the related Utility has waived any right of set-off that it may have that would result in such Utility reducing the amount it remits to the related Originator on such Billed-by-Utility Receivable; (vi) for which the related Utility is not subject to an Event of Bankruptcy that has occurred and is continuing; (vii) the related Contract directs payment thereof to be sent directly to a Lock-Box, a Collection Account or an Eligible Utility Account and (viii) for which the

773058473 19636993 16 related Utility has satisfied and fully performed all obligations on its part with respect to the related Billed-by-Utility Receivables required to be fulfilled by it, and no further action is required to be performed by the related Utility with respect to the related Billed-by- Utility Receivable; (q) that if a POR Receivable, (i) is reflected in the applicable Originator’s accounting system as owed by the applicable Utility (and, for the avoidance of doubt, not owed by an Obligor that is not a Utility), (ii) for which the applicable Utility is obligated to invoice and collect the related Purchased-by-Utility Receivable, (iii) for which the related Utility is unconditionally obligated to pay such POR Receivable irrespective of the payment (or lack thereof) by the related Obligors with respect to the related Purchased- by-Utility Receivables, (iv) for which no dispute or claim exists between the related Utility and any CNE Party as to any Delivery Charges owed to such Utility by any CNE Party, (v) for which the related Utility has waived any right of set-off that it may have that would result in such Utility reducing its payment on such POR Receivable, (vi) for which the related Utility is then purchasing from the related Originator all End-User Receivables originated by such Originator for which such Utility is then delivering and distributing electricity or natural gas to the related obligor of such End-User Receivable and (vii) for which the related Originator has satisfied and fully performed all obligations on its part with respect to the related Purchased-by-Utility Receivables required to be fulfilled by it, and no further action is required to be performed by the related Originator or any Affiliate thereof with respect to the related Purchased-by-Utility Receivables; (r) as to which Agent has not notified Borrower that Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to Agent; (s) that is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator to cause such Originator to repurchase the goods or merchandise or Purchased-by-Utility Receivables the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); (t) the payment of which by the applicable Obligor is not subject to any withholding Tax; (u) that is not interest-bearing and does not include any Finance Charges; provided, that only the portion of such Receivable in an amount equal to such Finance Charges shall be ineligible; (v) if a Level I Ratings Event has occurred and is continuing, for which neither the related Originator nor any Affiliate thereof is holding any Deposit Balances or other deposits received by or on behalf of the related Obligor; provided that only the portion of

773058473 19636993 17 such Receivable in an amount equal to such Deposit Balances or other deposits shall be ineligible; (w) as to which the related Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than (i) payment thereon by the applicable Obligor and (ii) in the case of an Unbilled Receivable, the provision of a bill to the applicable Obligor; (x) all right, title and interest to and in which has been validly transferred by the applicable Originator directly to Borrower under and in accordance with the Receivables Sale Agreement, and Borrower has good and marketable title thereto free and clear of any Adverse Claim; (y) that arises under a Contract that does not permit the Outstanding Balance of such Receivable to be paid in installments; (z) that is not a Modified Receivable; (aa) which does not require payments based on a percentage of the applicable Obligor’s income; (bb) that, together with the related Contract, has not been sold, assigned or pledged by the applicable Originator or Borrower, except pursuant to the terms of the Receivables Sale Agreement and this Agreement; (cc) with respect to which (i) there is only one original executed copy of the related Contract, which will, together with the related records be held by Servicer as bailee on behalf of the Agent and the Lenders and (ii) no other custodial agreements are in effect with respect thereto; (dd) for which the related invoice does not include any Excluded Receivables; and (ee) to the extent such Receivable is a Delivery Charge, (i) no Level I Ratings Event has occurred and is continuing, (ii) each applicable CNE Party has timely and fully complied with its applicable obligations (if any) to remit all Delivery Charges to the related Utility and (iii) no dispute or claim exists between the related Utility and any CNE Party as to any Delivery Charges owed to such Utility by any CNE Party. Notwithstanding anything to the contrary herein or in any other Transaction Document, in calculating the aggregate Outstanding Balance of all Eligible Receivables at any time, the sum of (i) the Late Charge Proxy at such time, plus (ii) the Accrued Customer Refunds at such time, shall be reduced from the amount that would otherwise be calculated, for all purposes of this Agreement and the other Transaction Documents. “Eligible Unbilled Receivable” means, at any time, any Unbilled Receivable if (a) the related Originator has recognized the related revenue on its financial books and records under

773058473 19636993 18 GAAP, (b) such Unbilled Receivable is not an Efficiency Made Easy Receivable and (c) not more than thirty (30) days have expired since the date such Unbilled Receivable arose. “Eligible Utility Account” means, as of any date of determination, each Utility Account that satisfied each of the following criteria at such time: (i) such Utility Account is owned by the related Utility and is located in the United States, (ii) such Utility Account is not subject to any Adverse Claims, (iii) the related Utility has not granted “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over such Utility Account to any Person, (iv) the bank holding such Utility Account is not then exercising any rights of setoff with respect to any amounts on deposit in such Utility Account and (v) any Collections on deposit in such Utility Account are promptly (but in any event, within fifteen (15) days following deposit therein) being remitted directly to a Collection Account, without setoff or other deduction. “End-User Receivable” means all indebtedness and other obligations of any Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by or on behalf of an Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means, with respect to any Person, any corporation, trade or business which together with the Person is a member of a controlled group of corporations or a controlled group of trades or businesses and would be deemed a “single employer” within the meaning of Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA. “Erroneous Payment” has the meaning set forth in Section 10.11(a). “Erroneous Payment Deficiency Assignment” has the meaning set forth in Section 10.11(d). “Erroneous Payment Return Deficiency” has the meaning set forth in Section 10.11(d). “Erroneous Payment Subrogation Rights” has the meaning set forth in Section 10.11(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time, available at http://www.lma.eu.com/pages.aspx?p=499. “Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either: (a) (i) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, examinership, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, examiner, assignee, sequestrator (or other similar official) for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any Applicable Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; or (ii) an order for relief in

773058473 19636993 19 respect of such Person shall be entered in an involuntary case under federal bankruptcy laws or other similar Applicable Laws now or hereafter in effect; or (b) such Person (i) shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or (ii) shall consent to the appointment of or taking possession by a receiver, liquidator, examiner, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or (iii) shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors (or any board or Person holding similar rights to control the activities of such Person) shall vote to implement any of the foregoing. “Excess Concentration” means, without duplication, the sum of the following amounts: (a) the sum of the amounts calculated for each of the Obligors equal to the excess (if any) of the aggregate Outstanding Balance of the Eligible Receivables of such Obligor, over the product of (x) such Obligor’s Concentration Percentage, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables; plus (b) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Eligible Unbilled Receivables, exceeds 50.0% of the aggregate Outstanding Balance of all Receivables; plus (c) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Government Receivables, exceeds 6.0% of the aggregate Outstanding Balance of all Eligible Receivables; plus (d) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Extended Term Receivables, exceeds 2.5% of the aggregate Outstanding Balance of all Eligible Receivables; plus (e) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that are Delinquent Government Receivables, exceeds 2.5% of the aggregate Outstanding Balance of all Eligible Receivables; plus (f) unless a Level I Ratings Event has occurred and is continuing, the amount (if any) by which the Deposit Balance, exceeds 2.5% of the aggregate Outstanding Balance of all Eligible Receivables; plus (g) the amount (if any) by which the aggregate Outstanding Balance of all Eligible Receivables that constitute Delivery Charges, exceeds 7.5% (or if a Level I Ratings Event has occurred and is continuing, 0.0%) of the aggregate Outstanding Balance of all Eligible Receivables. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

773058473 19636993 20 “Excluded Receivable” means (i) all Distributed Generation Receivables, (ii) all Solar Receivables and (iii) all Purchased-by-Utility Receivables; provided, however, that no indebtedness or other obligation that is included in any Monthly Report or Weekly Report as a Receivable shall constitute an “Excluded Receivable”. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a recipient or required to be withheld or deducted from a payment to a recipient (i) any Taxes based upon, measured by or with respect to net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) with regard to any Lender organized outside of the United States, (a) any U.S. federal withholding Tax to the extent it is imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrower) and (b) any withholding Tax imposed because such Lender designates a new lending office, except, in each case, to the extent that such Lender (or the transferor to such Lender) was entitled, at the time of designation of a new lending office (or assignment), to receive such additional amounts from any of Borrower, Servicer or Performance Guarantor, as applicable, pursuant to Section 4.03 and (iii) any FATCA Withholding Tax. “Extended Term Receivable” means any Receivable with Invoice Payment Terms of greater than 60 days. “Extension Notice” has the meaning set forth in Section 2.05(a). “Facility Limit” means $1,500,000,000, as reduced from time to time pursuant to Section 2.02(e). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital at such time. “Facility Termination Date” means the earliest to occur of (i) the Scheduled Termination Date, (ii) the Business Day specified in a written notice from Agent following the occurrence of an Amortization Event, (b) the date on which the “Facility Termination Date” is declared or deemed to have occurred under Section 9.01 and (c) the date selected by the Borrower on which all Commitments have been reduced to zero pursuant to Section 2.02(e). “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the foregoing and any fiscal or regulatory legislation, rules or official practices implemented to give effect to any such intergovernmental agreements. “FATCA Withholding Tax” means any withholding Tax imposed under FATCA. “Federal Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as amended and any successor statute thereto.

773058473 19636993 21 “Federal Funds Effective Rate” means for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by Agent from three Federal funds brokers of recognized standing selected by it. Notwithstanding the foregoing, if any Committed Lender is borrowing overnight funds on any day from a Federal Reserve Bank to make or maintain such Committed Lender’s funding of all or any portion of the Loans hereunder, the Federal Funds Effective Rate, at the option of such Committed Lender, for such Committed Lender shall be the average rate per annum at which such overnight borrowings are made on any such day. Each determination of the Federal Funds Effective Rate shall be conclusive and binding on Borrower and the Loan Parties, except in the case of manifest error. “Fee Letter” has the meaning specified in Section 2.03(a). “Fees” has the meaning specified in Section 2.03(a). “Final Maturity Date” means the date that (i) is one hundred and eighty days following the Scheduled Termination Date or (ii) such earlier date on which the Loans become due and payable pursuant to Section 9.01. “Final Payout Date” means the date on or after the Facility Termination Date when (i) the Aggregate Capital and Aggregate Interest have been paid in full, (ii) all Borrower Obligations shall have been paid in full, (iii) all other amounts owing to the Credit Parties and any other Indemnified Party hereunder and under the other Transaction Documents have been paid in full and (iv) all accrued Servicing Fees have been paid in full. “Finance Charges” means, with respect to a Contract, any finance charges, interest charges, late payment charges, early termination charges or similar charges owing by an Obligor pursuant to such Contract. “Fiscal Month” means each calendar month. “Floor” means a rate of interest equal to 0.00%. “Foreign Lender” means a Lender that is not a U.S. Person. “Funding Agreement” means (i) this Agreement and (ii) any agreement or instrument executed by any Funding Source with or for the benefit of a Conduit Lender. “Funding Source” means with respect to any Conduit Lender (i) such Conduit Lender’s Related Committed Lender(s) or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to such Conduit Lender. “GAAP” means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement.

773058473 19636993 22 “Gas Receivable” means all indebtedness and other obligations of any Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of natural gas or the rendering of services with respect to natural gas by or on behalf of an Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. “Gas Utility” means a natural gas utility (or affiliated captive finance company). “Governmental Authority” means any government or political subdivision (including any state or other political subdivision thereof) or any agency, authority, bureau, regulatory body, court, central bank, commission, department or instrumentality of any such government or political subdivision, or any other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic (including any supra-national bodies such as the European Union or the European Central Bank). “Government Receivables” means any Receivables for which the related Obligor is a Governmental Authority. “Group” means with respect to (i) each Conduit Lender, a group consisting of such Conduit Lender, its Group Agent and its Committed Lender(s), (ii) each Committed Lender, a group consisting of such Committed Lender, the Conduit Lender (if any) for which such Committed Lender is a Related Committed Lender, its Group Agent and each other Committed Lender that is a Related Committed Lender for such Conduit Lender (if any) and (iii) each Group Agent, a group consisting of such Group Agent and the Conduit Lender (if any) and Related Committed Lender(s) for which such Group Agent is acting as Group Agent hereunder. “Group A Obligor” means an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) with a short-term rating of at least: (a) “A-1” by Standard & Poor’s or, if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “A+” or better by Standard & Poor’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-1” by Moody’, or, if such Obligor does not have a short-term rating from Moody’s, a rating of “Al” or better by Moody’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) receives a split rating from Standard & Poor’s and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the lower of the two ratings. Notwithstanding the foregoing, any Obligor that is a Subsidiary or an Affiliate of an Obligor that satisfies the definition of “Group A Obligor” shall be deemed to be a Group A Obligor and shall be aggregated with the Obligor that satisfies such definition for the purposes of clause (a) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated

773058473 19636993 23 as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors. “Group Agent” means each Person acting as agent on behalf of a Group and designated as the Group Agent for such Group on the signature pages to this Agreement or any other Person who becomes a party to this Agreement as a Group Agent for any Group pursuant to an Assignment and Acceptance Agreement or otherwise in accordance with this Agreement. “Group Agent’s Account” means, with respect to any Group, the account(s) from time to time designated in writing by the applicable Group Agent to the Borrower and the Servicer for purposes of receiving payments to or for the account of the members of such Group hereunder. “Group B Obligor” means an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) that is not a Group A Obligor and that has a short-term rating of at least: (a) “A-2” by Standard & Poor’s or, if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB+” or better by Standard & Poor’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-2” by Moody’s or, if such Obligor does not have a short-term rating from Moody’s, a rating of “Baal” or better by Moody’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) receives a split rating from Standard & Poor’s and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the lower of the two ratings. Notwithstanding the foregoing, any Obligor that is a Subsidiary or Affiliate of an Obligor that satisfies the definition of “Group B Obligor” shall be deemed to be a Group B Obligor and shall be aggregated with the Obligor that satisfies such definition for the purposes of clause (a) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors. “Group C Obligor” means an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) that is not a Group A Obligor or a Group B Obligor and that has a short-term rating of at least: (a) “A-3” by Standard & Poor’s or, if such Obligor does not have a short-term rating from Standard & Poor’s, a rating of “BBB- ”or better by Standard & Poor’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long-term senior unsecured and uncredit-enhanced debt securities, and (b) “P-3” by Moody’s or, if such Obligor does not have a short-term rating from Moody’s, a rating of “Baa3” or better by Moody’s on such Obligor’s (or, if applicable, its parent’s or its majority owner’s) long- term senior unsecured and uncredit-enhanced debt securities; provided, that if an Obligor (or its parent or majority owner, as applicable, if such parent or majority owner is a guarantor on the related Contract) receives a split rating from Standard & Poor’s and Moody’s, then such Obligor (or its parent or majority owner, as applicable) shall be deemed to have the lower of the two ratings. Notwithstanding the foregoing, any Obligor that is a Subsidiary or Affiliate of an Obligor that satisfies the definition of “Group C Obligor” shall be deemed to be a Group C Obligor and shall

773058473 19636993 24 be aggregated with the Obligor that satisfies such definition for the purposes of clause (a) of the definition of “Excess Concentration” for such Obligors, unless such deemed Obligor separately satisfies the definition of “Group A Obligor”, “Group B Obligor”, or “Group C Obligor”, in which case such Obligor shall be separately treated as a Group A Obligor, a Group B Obligor or a Group C Obligor, as the case may be, and shall be aggregated and combined for such purposes with any of its Subsidiaries that are Obligors. “Group Commitment” means, with respect to any Group, at any time of determination, the aggregate Commitments of all Committed Lenders within such Group. “Group D Obligor” means any Obligor that is not a Group A Obligor, Group B Obligor or Group C Obligor, any Obligor (or its parent or majority owner, as applicable, if such Obligor is unrated) that is rated by neither Moody’s nor Standard & Poor’s shall be a Group D Obligor. “Indebtedness” of a Person means such Person’s (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (iv) obligations as lessee under leases that shall have been or are required to be, in accordance with GAAP, recorded as capital leases, (v) obligations (contingent or otherwise) under reimbursement or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of documentary letters of credit opened to provide for the payment of goods or services purchased in the ordinary course of business), (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) obligations under any other transaction having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (other than trade payables incurred in the ordinary course of business) and (viii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above. “Indemnified Amounts” has the meaning set forth in Section 12.01. “Indemnified Party” has the meaning set forth in Section 12.01. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes. “Independent Director” shall mean a member of the board of directors of Borrower who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five years, and shall not be as long as such Person is a governor of Borrower, (A) a director, officer, employee, partner, shareholder, member, manager, governor or Affiliate of any of the following Persons (collectively, the “Independent Parties”) other than in a similar capacity as an independent director of one of the Independent Parties: Servicer, any CNE Party, or any of their respective Subsidiaries or Affiliates (other than Borrower), (B) a supplier to any of the Independent Parties, (C) a Person controlling or under common control with any partner, shareholder, member, manager, governor, Affiliate or supplier of any of the Independent Parties, or (D) a member of the

773058473 19636993 25 immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director or governor for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors or governors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (iii) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities and is employed by any such entity. “Intended Tax Treatment” has the meaning set forth in Section 13.14. “Interest” means, for each Loan for any day during any Interest Period (or portion thereof), the amount of interest accrued on the Capital of such Loan during such Interest Period (or portion thereof) in accordance with Section 2.03(b). “Interest Period” means, with respect to each Loan, (a) before the Facility Termination Date: (i) initially, the period commencing on the date such Loan is made pursuant to Section 2.01 (or in the case of any fees payable hereunder, commencing on the Closing Date) and ending on (but not including) the end of such Settlement Period and (ii) thereafter, each Settlement Period and (b) on and after the Facility Termination Date, such period (including a period of one day) as shall be selected from time to time by the Agent (with the consent or at the direction of the Required Lenders) or, in the absence of any such selection, each Settlement Period. “Interest Rate” means, for any day in any Settlement Period for any Loan (or any portion of Capital thereof): (a) if such Loan (or such portion of Capital thereof) is being funded by a Conduit Lender on such day through the issuance of Commercial Paper, the applicable CP Rate; (b) if such Loan (or such portion of Capital thereof) is being funded by a Daily One Month Term SOFR Committed Lender on such day, the applicable Daily One Month Term SOFR plus the SOFR Spread; (c) if such Loan (or such portion of Capital thereof) is being funded by any Committed Lender (other than a Daily One Month Term SOFR Committed Lender) on such day, the applicable Term SOFR plus the SOFR Spread; and (d) if such Loan (or such portion of Capital thereof) is being funded by any Lender on such day other than pursuant to clause (a), (b) or (c) above (including, without limitation, if a Conduit Lender is then funding such Loan (or such portion of Capital thereof) under a Funding Agreement, the applicable Term SOFR plus the SOFR Spread; provided, however, that:

773058473 19636993 26 (i) on any day as to any Loan (or such portion of Capital thereof) of any Lender, the “Interest Rate” shall equal the applicable Alternate Base Rate if the Agent determines that (x) funding such Loan (or such portion of Capital thereof) at the applicable Term SOFR or Daily One Month Term SOFR would violate any Applicable Law or (y) the Alternate Base Rate is applicable at such time pursuant to Section 4.04; (ii) on any day while an Amortization Event has occurred and is continuing, the “Interest Rate” for each Loan shall be an interest rate per annum equal to the sum of (x) 3.00% per annum, plus (y) the greater of (A) the applicable Alternate Base Rate and (B) the interest rate per annum determined for such Loan and such day pursuant to clause (a), (b), (c) or (d) above, as applicable; (iii) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law; and (iv) Interest for any Loan shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason. “Investment Company Act” has the meaning set forth in Section 6.01(s). “Invoice Payment Terms” means, with respect to any Receivable, the number of days following the date of the related original invoice by which such Receivable is required to be paid in full, as set forth in such original invoice. “JPMorgan” means JPMorgan Chase Bank, N.A. in its individual capacity and its successors and assigns. “Late Charge Proxy” means, at any time of determination, the estimated aggregate outstanding late charges owing by Obligors with respect to the outstanding Receivables, as reasonably determined from time to time by the Agent. As of the Closing Date, the “Late Charge Proxy” shall be $300,000 and such amount may be updated, from time to time, by the Agent in connection with any audit or field examination of the Receivables upon not less than five (5) Business Days’ notice to the Borrower and the Servicer, but not more than once quarterly (unless an Amortization Event or Potential Amortization Event has occurred and is continuing). “Lenders” means the Conduit Lenders and the Committed Lenders. “Level I Ratings Event” means, at any time of determination, one or more of the following events has occurred and is continuing: (i) S&P’s credit rating for CEG’s long-term senior unsecured and uncredit-enhanced debt securities is below BBB-, (ii) Moody’s credit rating for CEG’s long-term senior unsecured and uncredit-enhanced debt securities is below Baa3, (iii) CEG does not have a credit rating by S&P for its long-term senior unsecured and uncredit-enhanced debt securities or (iv) CEG does not have a credit rating by Moody’s for its long-term senior unsecured and uncredit-enhanced debt securities.

773058473 19636993 27 “Level II Ratings Event” means, at any time of determination, one or more of the following events has occurred and is continuing: (i) S&P’s credit rating for CEG’s long-term senior unsecured and uncredit-enhanced debt securities is below BB, (ii) Moody’s credit rating for CEG’s long-term senior unsecured and uncredit-enhanced debt securities is below Ba2, (iii) CEG does not have a credit rating by S&P for its long-term senior unsecured and uncredit-enhanced debt securities or (iv) CEG does not have a credit rating by Moody’s for its long-term senior unsecured and uncredit-enhanced debt securities. “Liberty” means Liberty Street Funding LLC. “Loan” means any loan made by a Lender pursuant to Section 2.02. “Loan Party” means each of the Servicer and the Borrower. For the avoidance of doubt, the term Loan Parties or Loan Party shall not include any Person then acting as Servicer that is not an Affiliate of CEG, CNEG or CNE. “Loan Request” means a letter in substantially the form of Exhibit A hereto executed and delivered by the Borrower to the Agent and the Group Agents pursuant to Section 2.02(a). “Lock-Box” means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Schedule II. “Loss Horizon Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate initial Outstanding Balance of Receivables generated by the Originators during the preceding four (4) Fiscal Months, by (ii) the amount equal to the Net Receivable Pool Balance as of such Cut-Off Date. “Loss Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) (a) the numerator of which is the sum of (i) the aggregate Outstanding Balance of all Receivables as to which any payment, or part thereof, remains unpaid for more than 90 but less than 121 days from the original due date for such payment, plus (without duplication) (ii) any Losses (net of recoveries) incurred in the most recently ended Fiscal Month, and (b) the denominator of which is the aggregate initial Outstanding Balance of all Receivables generated by the Originators during the Fiscal Month four (4) months prior to the Fiscal Month ending on such Cut-Off Date. “Loss Reserve Floor Percentage” means 12.0%. “Losses” means the Outstanding Balance of any Charged-Off Receivable. “Material Adverse Effect” means, with respect to any event or circumstance, a material adverse effect on: (a) (i) if a particular Person is specified, the ability of such Person to perform its obligations under this Agreement or any other Transaction Document or (ii) if a particular Person is not specified, the ability of any Originator, Servicer, Performance Guarantor or Borrower to perform its obligations under this Agreement or any other Transaction Document;

773058473 19636993 28 (b) (i) the legality, validity or enforceability against it of any Transaction Document or (ii) the value, validity, enforceability or collectibility of the Receivables or any material portion thereof; (c) the status, existence, perfection, priority, enforceability or other rights and remedies of any Lender or the Agent associated with its respective interest in the Receivables; or (d) (i) if a particular Person is specified, the business, assets, liabilities, property, operations or condition (financial or otherwise) of such Person and its Subsidiaries or (ii) if a particular Person is not specified, the business, assets, liabilities, property, operations or conditions (financial or otherwise) of (A) the Borrower or (B) any Originator, Performance Guarantor and the Servicer, taken as a whole. “Maximum Days Sales Outstanding” means, as of any day, the highest Days Sales Outstanding over the most recent 12-months. “Mizuho” means Mizuho Bank, Ltd. “Modified Receivable” means a Receivable as to which the payment terms of the related Contract have been extended or modified for credit reasons since the origination of such Receivable. For the avoidance of doubt, Modified Receivable shall not include a Receivable as to which the payment terms of the related Contract have been extended or modified as required under Applicable Law, so long as such modification is made in accordance with Section 8.02(d). “Monthly Report” means a report, in substantially the form of Exhibit G. “Monthly Settlement Date” means the 23rd day of each calendar month (or if such day is not a Business Day, the next occurring Business Day). “Moody’s” means Moody’s Investors Service, Inc. “MUFG” has the meaning set forth in the preamble to this Agreement. “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any CNE Party or any of their respective ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions. “Net Receivable Pool Balance” means, at any time, an amount equal to (i) the aggregate Outstanding Balance of all Eligible Receivables at such time, minus (ii) the Excess Concentration at such time. “Nonrecourse Indebtedness” means any Indebtedness that finances the acquisition, development, ownership or operation of an asset or portfolio of assets in respect of which the Person to which such Indebtedness is owed has no recourse whatsoever to any CNE Party or any of its respective Subsidiaries other than:

773058473 19636993 29 (i) recourse to the named obligor with respect to such Indebtedness (the “Debtor”) for amounts limited to the cash flow or net cash flow (other than historic cash flow) from the asset; (ii) recourse to the Debtor for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any security interest or lien given by the Debtor over the asset or the income, cash flow or other proceeds deriving from the asset (or given by any shareholder or the like in the Debtor over its shares or like interest in the capital of the Debtor) to secure the Indebtedness, but only if the extent of the recourse to the Debtor is limited solely to the amount of any recoveries made on any such enforcement; and (iii) recourse to the Debtor generally or indirectly to any Affiliate of the Debtor, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for a breach of an obligation (other than a payment obligation or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the Person against which such recourse is available. “Obligor” means a Person obligated to make payments pursuant to a Contract. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Old Line” means Old Line Funding, LLC. “Original Closing Date” means April 8, 2020. “Original RPA” has the meaning set forth in the preamble to this Agreement. “Originator” means CNE and CNEG, in their capacities as a seller under the Receivables Sale Agreement, and any other seller from time to time party thereto. “Other Connection Taxes” means, with respect to any Indemnified Party, Taxes imposed as a result of a present or former connection between such Indemnified Party and the jurisdiction imposing such Tax. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document. “Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof. “Participant” has the meaning set forth in Section 13.03(e). “Participant Register” has the meaning set forth in Section 13.03(f). “PATRIOT Act” has the meaning set forth in Section 13.15.

773058473 19636993 30 “Payment Plan” means any payment plan pursuant to which all or a portion of the current balance owing by an Obligor to an Originator is payable in two or more installments. “Payment Recipient” has the meaning set forth in Section 10.11(a). “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Percentage” means, at any time of determination, with respect to any Committed Lender, a fraction (expressed as a percentage), (a) the numerator of which is (i) prior to the termination of all Commitments hereunder, its Commitment at such time or (ii) if all Commitments hereunder have been terminated, the aggregate outstanding Capital of all Loans being funded by such Lender at such time and (b) the denominator of which is (i) prior to the termination of all Commitments hereunder, the aggregate Commitments of all Committed Lenders at such time or (ii) if all Commitments hereunder have been terminated, the aggregate outstanding Capital of all Loans at such time. “Performance Guarantor” means CEG. “Performance Guaranty” means that certain Second Amended and Restated Performance Guaranty, dated as of the Closing Date, by Performance Guarantor in favor of Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “Pinnacle Receivable” means any Receivables that has been billed (or is contemplated to be billed) with the “Pinnacle” billing system or any successor thereto. “Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 412 of the Code, and that is maintained by or contributed to by any CNE Party or any of their respective ERISA Affiliates, or to which any such entity is obligated to contribute. “PNC” means PNC Bank, National Association. “Pool Receivable” means a Receivable in the Receivables Pool. “POR Electric Receivable” means all indebtedness and other obligations of any Obligor that is an Electric Utility, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of a Purchased-by-Utility Electric Receivable by an Originator to such Electric Utility, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto.

773058473 19636993 31 “POR Gas Receivable” means all indebtedness and other obligations of any Obligor that is a Gas Utility, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of a Purchased-by-Utility Gas Receivable by an Originator to such Gas Utility, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. “POR Receivable” means all POR Electric Receivables and all POR Gas Receivables. “Portion of Capital” means, with respect to any Lender and its related Capital, the portion of such Capital being funded or maintained by such Lender by reference to a particular interest rate basis. “Potential Amortization Event” means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event. “Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by MUFG or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes. “Pro Rata Share” means, for each Group, a percentage equal to (i) the Commitment of the Committed Lenders in such Group, divided by (ii) the aggregate amount of all Commitments of all Committed Lenders. “Purchased-by-Utility Electric Program” means a “purchase of receivables” or similar program pursuant to which an Electric Utility agrees to purchase Electric Receivables from an Originator. “Purchased-by-Utility Electric Receivable” means any Electric Receivable sold or contracted to be sold, by an Originator to an Electric Utility pursuant to a Purchased-by-Utility Electric Program. “Purchased-by-Utility Gas Program” means a “purchase of receivables” or similar program pursuant to which a Gas Utility agrees to purchase Gas Receivables from an Originator. “Purchased-by-Utility Gas Receivable” means any Gas Receivable sold or contracted to be sold, by an Originator to a Gas Utility pursuant to a Purchased-by-Utility Gas Program. “Purchased-by-Utility Program” means a Purchased-by-Utility Electric Program or a Purchased-by-Utility Gas Program. “Purchased-by-Utility Receivable” means a Purchased-by-Utility Electric Receivable or a Purchased-by-Utility Gas Receivable. “RBC” means Royal Bank of Canada. “Receivable” means all End-User Receivables and POR Receivables; provided, however, that “Receivable” shall not include any Excluded Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other

773058473 19636993 32 rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor, any Originator or Borrower treats such indebtedness, rights or obligations as a separate payment obligation. “Receivables Pool” means, at any time of determination, all of the then outstanding Receivables transferred (or purported to be transferred) to the Borrower pursuant to the Receivables Sale Agreement and which are then owned by the Borrower. “Receivables Sale Agreement” means that certain Receivables Sale Agreement, dated as of the Original Closing Date, by and among the Originators and Borrower, as amended, restated, supplemented or otherwise modified from time to time. “Records” means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor. “Register” has the meaning set forth in Section 13.03(c). “Regulatory Change” shall mean (i) the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, or (iii) the compliance, whether commenced prior to or after the date hereof, by any Funding Source or Lender with (a) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009, or any rules or regulations promulgated in connection therewith by any such agency; (b) the Dodd-Frank Wall Street Reform and Consumer Protection Act adopted by Congress on July 21, 2010 or (c) the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “International Convergence of Capital Measurements and Capital Standards: a Revised Framework,” as updated from time to time (including, without limitation, the Basel II and Basel III). “Related Committed Lender” means with respect to any Conduit Lender, each Committed Lender listed as such for each Conduit Lender as set forth on the signature pages of this Agreement or in any Assignment and Acceptance Agreement. “Related Conduit Lender” means, with respect to any Committed Lender, each Conduit Lender which is, or pursuant to any Assignment and Acceptance Agreement or otherwise pursuant to this Agreement becomes, included as a Conduit Lender in such Committed Lender’s Group, as

773058473 19636993 33 designated on its signature page hereto or in such Assignment and Acceptance Agreement or other agreement executed by such Committed Lender, as the case may be. “Related Goods” means with respect to any Receivable, the goods sold or licensed to or financed for the Obligor which sale, licensing or financing gave rise to such Receivable and all financing statements or other filings with respect thereto. “Related Security” means, with respect to any Receivable: (a) all of Borrower’s interest in the Related Goods or other inventory and goods (including returned or repossessed inventory or goods), if any, the sale, licensing or financing of which by the applicable Originator gave rise to such Receivable, and all insurance contracts with respect thereto; (b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable; (c) all guaranties, letters of credit, insurance, “supporting obligations” (within the meaning of Section 9-102(a) of the UCC of all applicable jurisdictions) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; (d) all service contracts and other contracts and agreements associated with such Receivable; (e) all Records related to such Receivable; (f) all of Borrower’s right, title and interest in, to and under the Receivables Sale Agreement and the Performance Guaranty; (g) all of Borrower’s right, title and interest in and to each Lock-Box and Collection Account, and any and all agreements related thereto; (h) all Collections in respect thereof; and (i) all proceeds of such Receivable and any of the foregoing. “Release” has the meaning set forth in Section 3.01(a). “Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan, other than an event for which the 30-day notice period is waived. “Required Lenders” means, at any time, the Committed Lenders with Commitments in excess of 50% of the aggregate Commitments hereunder; provided, however, at any time there are (i) only two Committed Lenders, “Required Lenders” shall mean both such Committed Lenders

773058473 19636993 34 and (ii) more than two Committed Lenders, “Committed Lenders” shall mean at least two Committed Lenders. “Required Reserves” means, on any day during a Fiscal Month, (i) the sum of (a) the greater of (I) the sum of the Loss Reserve Floor Percentage and the Dilution Reserve Floor Percentage and (II) the sum of the Dynamic Loss Reserve Percentage and the Dynamic Dilution Reserve Percentage, plus (b) the sum of the Yield Reserve Percentage and the Servicing Fee Reserve Percentage, multiplied by (ii) the Net Receivable Pool Balance as of such date. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of membership units of Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of membership units or in any junior class of membership units of Borrower, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of membership units of Borrower now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of membership units of Borrower now or hereafter outstanding, and (v) any payment of management fees by Borrower (except for reasonable management fees to the Originators or their Affiliates in reimbursement of actual management services performed). “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. “Sanctioned Country” means, at any time, a country, region or territory which is itself, or whose government is, the subject or target of any Sanctions (as of the Closing Date, the Crimea, Kherson and Zaporizhzhia regions of Ukraine, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic). “Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, U.S Department of Commerce or by the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations or orders).

773058473 19636993 35 “Sanctions” means all economic or financial sanctions or trade embargoes or restrictive measures imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. “Scheduled Termination Date” means December 31, 2027, as extended by the mutual agreement of Borrower, Agent, the Group Agents and the Lenders in accordance with Section 2.05(a). “Scotia” means The Bank of Nova Scotia. “SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor. “Secured Parties” means each Credit Party and each Indemnified Party that is an Affiliate of a Credit Party. “Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardised securitisation. amending certain other European Union directives and regulations, and including any related laws, regulations or directions made in relation to the Securitisation Regulation in the United Kingdom amending the Securitisation Regulation as it will apply in the United Kingdom, in each case as amended and in effect from time to time. “Securitisation Regulation Rules” means the Securitisation Regulation, together with all relevant implementing regulations in relation thereto, all regulatory and/or implementing technical standards in relation thereto or applicable in relation thereto pursuant to any transitional arrangements made pursuant to the Securitisation Regulation and, in each case, any relevant guidance published in relation thereto by the European Banking Authority, the European Securities and Markets Authority, the European Insurance and Occupational Pensions Authority and the European Commission and, in the United Kingdom, the Financial Conduct Authority or the Prudential Regulation Authority (or in each case, any predecessor or any other applicable regulatory authority). “Servicer” has the meaning set forth in the preamble to this Agreement. “Servicing Fee” means the fee referred to in Section 8.05 of this Agreement. “Servicing Fee Rate” means the rate referred to in Section 8.05 of this Agreement.

773058473 19636993 36 “Servicing Fee Reserve Percentage” means, on any day, a percentage determined as follows: (SF x SFR) x (MDSO/360) where SFR = the Servicing Fee Rate; SF = stress factor of 1.5; and MDSO = the Maximum Days Sales Outstanding on such day. “Settlement Date” means, (i) so long as no Amortization Event has occurred and is continuing and the Facility Termination Date has not occurred, the Monthly Settlement Date and (ii) on and after the Facility Termination Date or if an Amortization Event has occurred and is continuing, each day selected from time to time by the Agent (it being understood that the Agent may select such Settlement Date to occur as frequently as daily), or, in the absence of such selection, the Monthly Settlement Date. “Settlement Period” means each Accrual Period; provided, that the last Settlement Period shall end on the Final Payout Date. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Spread” means 0.10% per annum. “Solar Receivable” means all indebtedness and other obligations of any obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the installation of on-site solar PV and the purchase of electricity generated by on-site solar PV systems. “Solvent” means, with respect to any Person and as of any particular date, (i) the fair value of the assets of such Person, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person; (ii) the present fair saleable value of the property of such Person will be greater than the amount that will be required to pay the probable liabilities of such Person on its debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Person will be able to pay its debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Person will not have unreasonably small capital with which to conduct the businesses in which it is engaged as such businesses are currently conducted and are proposed to be conducted. “Subject Obligor” means each Obligor set forth on Exhibit E hereto.

773058473 19636993 37 “Subordinated Note” has the meaning set forth in the Receivables Sale Agreement. “Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of Performance Guarantor. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, (a) for any calculation with respect to any Capital funded at Term SOFR, the Term SOFR Reference Rate for a tenor comparable to the applicable Term SOFR Settlement Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Term SOFR Settlement Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to any Capital funded at the Alternate Base Rate on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Alternate Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Alternate Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Alternate Base Rate Term SOFR Determination Day;

773058473 19636993 38 provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Term SOFR Settlement Period” means the period from and including each Settlement Date to (but excluding) the following Settlement Date; provided, that the last Term SOFR Settlement Period shall end on the Final Payout Date. “Transaction Documents” means, collectively, this Agreement, each Loan Request, the Receivables Sale Agreement, the Performance Guaranty, each Collection Account Agreement, each Fee Letter, and each Subordinated Note, in each case, as amended, restated, supplemented or otherwise modified from time to time. “UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unbilled Receivable” means, as of any date of determination, any Receivables as to which the invoice or bill with respect thereto has not yet been sent to the Obligor thereof. “United States” means the United States of America. “U.S. Dollars” and “$” each mean the lawful currency of the United States. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 4.03(f)(ii)(B)(3).

773058473 19636993 39 “Utility” means an Electric Utility or a Gas Utility. “Utility Account” means a bank account of a Utility. “Victory” means Victory Receivables Corporation, a Delaware corporation. “Volcker Rule” has the meaning set forth in Section 6.01(s). “Weekly Report” means a report, with such information and in form reasonably acceptable to Agent (appropriately completed), furnished by Servicer to Agent and each Group Agent pursuant to Section 8.06. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yield Reserve Percentage” means, at any time, a percentage equal to the product of (i) the Alternate Base Rate as of such date, (ii) 1.5 and (iii) the Maximum Days Sales Outstanding as of such date divided by 360. SECTION 1.02. Other Interpretative Matters. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule”, “Exhibit” or “Annex” shall mean articles and sections of, and schedules, exhibits and annexes to, this Agreement. For purposes of this Agreement, the other Transaction Documents and all such certificates and other documents, unless the context otherwise requires: (a) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (b) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (c) references to any Article, Section, Schedule, Exhibit or Annex are references to Articles, Sections, Schedules, Exhibits and Annexes in or to such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other

773058473 19636993 40 subdivision of such Section or definition; (d) the term “including” means “including without limitation”; (e) references to any Applicable Law refer to that Applicable Law as amended from time to time and include any successor Applicable Law; (f) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (g) references to any Person include that Person’s permitted successors and assigns; (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; (i) unless otherwise provided, in the calculation of time from a specified date to a later specified date, the term “from” means “from and including”, and the terms “to” and “until” each means “to but excluding”; (j) terms in one gender include the parallel terms in the neuter and opposite gender; (k) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day and (l) the term “or” is not exclusive. SECTION 1.03. Amendment and Restatement; No Novation. Effective as of the Closing Date, the Original RPA is amended and restated as set forth in this Agreement. It is the intent of the parties hereto that this Agreement (i) shall re-evidence the “Obligations” under the Original RPA and all such “Obligations” under the Original RPA shall constitute “Borrower Obligations” hereunder, (ii) is entered into in substitution for, and not in payment of, the “Obligations” under the Original RPA and (iii) does not constitute a novation of any of the “Obligations” which was evidenced by the Original RPA or any of the other Transaction Documents. For the avoidance of doubt, (x) the parties hereto acknowledge the “Incremental Purchases” made by the “Purchasers” to the “Seller” from time to time prior to the Closing Date under the Original RPA, and any “Capital” outstanding under the Original RPA as of the Closing Date shall constitute Capital outstanding under this Agreement for all purposes and (y) any accrued and unpaid “CP Costs”, “Financial Institution Yield” and fees under any “Fee Letter” outstanding under the Original RPA on the Closing Date shall constitute accrued and unpaid Interest and Fees, respectively, outstanding under this Agreement. ARTICLE II TERMS OF THE LOANS SECTION 2.01. Loan Facility. Upon a request by the Borrower pursuant to Section 2.02, and on the terms and subject to the conditions hereinafter set forth, the Conduit Lenders, ratably, in accordance with the aggregate of the Commitments of the Related Committed Lenders with respect to each such Conduit Lender, severally and not jointly, may, in their sole discretion, make Loans to the Borrower on a revolving basis, and if and to the extent any Conduit Lender does not make any such requested Loan or if any Group does not include a Conduit Lender, the Related Committed Lender(s) for such Conduit Lender or the Committed Lender for such Group, as the case may be, shall, ratably in accordance with its respective Commitments, severally and not jointly, make such Loans to the Borrower, in either case, from time to time during the period from the Closing Date to the Facility Termination Date. Under no circumstances shall any Lender be obligated to make any such Loan if, after giving effect to such Loan: (i) the Aggregate Capital would exceed the Facility Limit at such time;

773058473 19636993 41 (ii) the sum of (A) the Capital of such Lender, plus (B) the aggregate outstanding Capital of each other Lender in its Group, would exceed the Group Commitment of such Lender’s Group; (iii) if such Lender is a Committed Lender, the aggregate outstanding Capital of such Committed Lender would exceed its Commitment; or (iv) the Aggregate Capital would exceed the Borrowing Base at such time. SECTION 2.02. Making Loans; Repayment of Loans. (a) Each Loan hereunder shall be made on at least three (3) Business Days’ prior written request from the Borrower to the Agent and each Group Agent in the form of a Loan Request attached hereto as Exhibit A. Each such request for a Loan shall be made no later than 12:00 p.m. (New York City time) on a Business Day (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day) and shall specify (i) the amount of the Loan(s) requested (which shall not be less than $1,000,000 and shall be an integral multiple of $100,000), (ii) the allocation of such amount among the Groups (which shall be ratable based on the Group Commitments), (iii) the account to which the proceeds of such Loan shall be distributed and (iv) the date such requested Loan is to be made (which shall be a Business Day). (b) On the date of each Loan specified in the applicable Loan Request, the Lenders shall, upon satisfaction of the applicable conditions set forth in Article V and pursuant to the other conditions set forth in this Article II, make available to the Borrower in same day funds no later than 1:00 p.m. (New York City time) an aggregate amount equal to the amount of such Loans requested, at the account set forth in the related Loan Request. Notwithstanding anything to the contrary set forth in this Section 2.02(b) or otherwise in this Agreement, the parties hereto hereby acknowledge and agree that any Approved Committed Lender may, in its sole discretion, by written notice (a “Deferred Funding Notice”) delivered to the Administrative Agent and the Borrower, elect to fund its portion of any Loan requested by the Borrower in accordance with Section 2.02(a) on or before the thirty-fifth (35th) day (or, if such day is not a Business Day, the next succeeding Business Day) following the Borrower’s delivery of the related Loan Request (the “Deferred Funding Date”), rather than on the date requested in such Loan Request (any Approved Committed Lender making such an election, a “Deferred Committed Lender” and any Committed Lender that is not a Deferring Committed Lender with respect to any Loan Request, a “Non-Deferring Committed Lender” with respect to such Loan Request). Each Deferred Funding Notice shall be delivered by the applicable Deferring Committed Lender (or its Group Agent on its behalf) to the Borrower and the Administrative Agent not later than 12:00 p.m. (New York City time) one (1) Business Day prior to the date such proposed Loan is to be made. No Deferring Committed Lender (or, for the avoidance of doubt, any related Conduit Lender) shall be obligated to fund its ratable portion of such Loan being requested until the applicable Deferred Funding Date. A Deferring Committed Lender shall (or its related Conduit Lender may, in its sole discretion) fund its ratable portion of such Loan being requested on the applicable Deferred Funding Date (including, without limitation, if such Deferred Funding Date occurs on or after the

773058473 19636993 42 Termination Date). The Borrower shall be obligated to accept the proceeds of such Delayed Committed Lender’s ratable portion of Loan requested on the applicable Deferred Funding Date in accordance with this paragraph. Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document, the parties hereto acknowledge and agree that a Deferring Committed Lender that (i) has timely delivered a Deferred Funding Notice to the Borrower with respect to any Loan Request and (ii) funds its ratable portion of the Loan requested on the applicable Deferred Funding Date, will not be in default of its obligations under this Agreement solely due to its failure to fund its ratable portion of such Loan on the date requested in such Loan Request. In the event that one or more Approved Committed Lenders is a Deferring Committed Lender with respect to any Loan Request and the Administrative Agent has received notice thereof in accordance with this Section 2.02(b), the Administrative Agent shall notify each of the Non- Deferring Committed Lenders not later than 4:00 p.m. (New York City time) on the Business Day preceding the date requested in such Loan Request. Each of the Non-Deferring Committed Lenders may, in its sole discretion, make available to the Borrower a supplemental Loan (a “Deferred Supplemental Loan”) in a principal amount equal to the aggregate principal of the Loan that was unfunded by Deferring Committed Lenders multiplied by a fraction, the numerator of which is the Commitment of such Non-Deferring Committed Lender and the denominator of which is the aggregate Commitment of all Non-Deferring Committed Lenders. Each of the Non- Deferring Committed Lenders shall notify the Administrative Agent, the Borrower and the Servicer no later than 11:00 a.m. (New York City time) on the date requested in such Loan Request whether or not such Non-Deferring Committed Lender agrees, in its sole discretion, to make such Deferred Supplemental Loan. Any Non-Deferring Committed Lender not responding within such time period shall be deemed to have declined to consent to such Deferred Supplemental Loan. Such Deferred Supplemental Loans shall, upon satisfaction of the applicable conditions set forth in Article V and pursuant to the other conditions set forth in this Article II, be made by wire transfer in Dollars in same day funds no later than 1:00 p.m. (New York City time) two Business Days following the related date requested in such Loan Request. On the Deferred Funding Date for each Deferring Committing Lender, the Servicer shall, at the written direction of the Borrower, apply the fundings made by the related Deferring Committed Lender (i) first, pro rata to repay any Deferred Supplemental Advances made by the Non-Deferring Committed Lenders pursuant to this Section 2.02(b) until such time as all Capital is held by the Committed Lenders pro rata in accordance with their Commitments and (ii) second, after the principal of Deferred Supplemental Loans made by Non-Deferring Committed Lenders has been repaid by the related Loans of the Deferring Committed Lenders, to the Borrower, the portion of the requested Loan that was unfunded after giving effect to Deferred Supplemental Loans. The proceeds of any Loan when funded by a Deferring Committed Lender on the applicable Deferred Funding Date shall be applied in accordance with the preceding sentence and the Borrower and each Lender shall be obligated to accept the proceeds of any Loan when funded by a Deferring Committed Lender as set forth therein. (c) Each Committed Lender’s obligation shall be several, such that the failure of any Committed Lender to make available to the Borrower any funds in connection with any Loan shall not relieve any other Committed Lender of its obligation, if any, hereunder to make funds available on the date such Loans are requested (it being understood, that no Committed

773058473 19636993 43 Lender shall be responsible for the failure of any other Committed Lender to make funds available to the Borrower in connection with any Loan hereunder). (d) The Borrower shall repay in full the outstanding Capital of each Lender on the Final Maturity Date. Prior thereto, the Borrower shall, on each Settlement Date, make a prepayment of the outstanding Capital of the Lenders to the extent required under Section 3.01(a) and otherwise in accordance therewith. Notwithstanding the foregoing, the Borrower, in its sole discretion, shall have the right to make a prepayment, in whole or in part, of the outstanding Capital of the Lenders on any Business Day upon three (3) Business Days’ prior written notice thereof to the Agent and each Group Agent in the form of a Reduction Notice attached hereto as Exhibit B; provided, however, that (i) only one Reduction Notice may be outstanding at any time and (ii) any accrued Interest and Fees in respect of such prepaid Capital shall be paid on the immediately following Settlement Date. (e) The Borrower may, upon at least ten (10) Business Days’ prior written notice to the Agent and each Group Agent, terminate in whole or reduce in part, ratably among the Committed Lenders, the unused portion of the Facility Limit; provided that (i) each partial reduction of the Facility Limit shall be in an amount equal to $1,000,000 or an integral multiple thereof, (ii) the aggregate of the Commitments for all of the Committed Lenders shall be terminated in whole or reduced in part, ratably among the Committed Lenders, by an amount equal to such termination or reduction in the Facility Limit and (iii) no such partial reduction shall reduce the Facility Limit to an amount less than $300,000,000. (f) In connection with any reduction of the Commitments, the Borrower shall remit to the Agent (i) instructions regarding such reduction and (ii) for payment to the Lenders, cash in an amount sufficient to pay (A) Capital of Lenders in each Group in excess of the Group Commitment of such Group and (B) all other outstanding Borrower Obligations with respect to such reduction (determined based on the ratio of the reduction of the Commitments being effected to the amount of the Commitments prior to such reduction or, if the Agent reasonably determines that any portion of the outstanding Borrower Obligations is allocable solely to that portion of the Commitments being reduced or has arisen solely as a result of such reduction, all of such portion) including, without duplication, any associated Breakage Fees. Upon receipt of any such amounts, the Agent shall apply such amounts first to the reduction of the Aggregate Capital, and second to the payment of the remaining outstanding Borrower Obligations with respect to such reduction, including any Breakage Fees, by paying such amounts to the Lenders. SECTION 2.03. Interest and Fees. (a) On each Settlement Date, the Borrower shall, in accordance with the terms and priorities for payment set forth in Section 3.01, pay to each Group Agent, each Lender and the Agent certain fees (collectively, the “Fees”) in the amounts set forth in the fee letter agreements from time to time entered into, among the Borrower, the members of the applicable Group (or their Group Agent on their behalf) and/or the Agent (such fee letter agreements, each as amended, restated, supplemented or otherwise modified from time to time, collectively being referred to herein as the “Fee Letter”).

773058473 19636993 44 (b) Each Loan of each Lender and the Capital thereof shall accrue interest on each day when such Capital remains outstanding at the then applicable Interest Rate for such Loan. The Borrower shall pay all Interest, Fees and Breakage Fees accrued during each Interest Period on each Settlement Date in accordance with the terms and priorities for payment set forth in Section 3.01. (c) In connection with the use or administration of Term SOFR and Daily One Month Term SOFR, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR or Daily One Month Term SOFR. SECTION 2.04. Records of Loans. Each Group Agent shall record in its records, the date and amount of each Loan made by the Lenders in its Group hereunder, the interest rate with respect thereto, the Interest accrued thereon and each repayment and payment thereof. Subject to Section 13.03(c), such records shall be conclusive and binding absent manifest error. The failure to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under the other Transaction Documents to repay the Capital of each Lender, together with all Interest accruing thereon and all other Borrower Obligations. SECTION 2.05. Extension of Scheduled Termination Date. (a) Borrower may request one or more 364-day extensions of the Scheduled Termination Date then in effect by giving written notice of such request to Agent (each such notice, an “Extension Notice”) at least 60 days prior to the Scheduled Termination Date then in effect. After Agent’s receipt of any Extension Notice, Agent shall promptly notify each Group Agent of such Extension Notice. After Agent’s and each Group Agent’s receipt of any Extension Notice, each Group Agent shall promptly notify the Committed Lenders in such Group Agent’s Group of such Extension Notice. Each Committed Lender may, in its sole discretion, by a revocable notice (a “Consent Notice”) given to Agent and, if applicable, the Group Agent in such Committed Lender’s Group on or prior to the 30th day (or any other day as may be mutually agreed among the Borrower, the Agent and each Group Agent) prior to the Scheduled Termination Date then in effect (such period from the date of the Extension Notice to such 30th day (or other applicable day) being referred to herein as the “Consent Period”), consent to such extension of such Scheduled Termination Date; provided, however, that, except as provided in Section 2.05(b), such extension shall not be effective with respect to any of the Committed Lenders if any one or more Committed Lenders: (i) notifies Agent and, if applicable, the Group Agent in such Committed Lender’s Group during the Consent Period that such Committed Lender either does not wish to consent to such extension or wishes to revoke its prior Consent Notice or (ii) fails to respond to Agent and, if applicable, the Group Agent in such Committed Lender’s Group within the Consent Period (each Committed Lender or its related Conduit Lender, as the case may be, that does not wish to consent to such extension or wishes to revoke its prior Consent Notice or fails to respond to Agent and, if applicable, such Group Agent within the Consent Period is herein referred to as a “Non-Renewing

773058473 19636993 45 Committed Lender”). If none of the events described in the foregoing clauses (i) or (ii) occurs during the Consent Period and all Consent Notices have been received, then, the Scheduled Termination Date shall be irrevocably extended until the date that is 364 days after the Scheduled Termination Date then in effect. Agent shall promptly notify Borrower of any Consent Notice or other notice received by Agent pursuant to this Section 2.05(a). (b) Upon receipt of notice from Agent or, if applicable, a Group Agent, pursuant to Section 2.05(a) of any Non-Renewing Committed Lender or that the Scheduled Termination Date has not been extended, one or more of the Committed Lenders (including any Non-Renewing Committed Lender) may proffer to Agent, the Conduit Lender in such Non- Renewing Committed Lender’s Group and, if applicable, the Group Agent in such Non-Renewing Committed Lender’s Group the names of one or more institutions meeting the criteria of an Eligible Assignee that are willing to accept assignments of and assume the rights and obligations under this Agreement and the other applicable Transaction Documents of the Non-Renewing Committed Lender. Provided the proffered name(s) are acceptable to Agent, the Conduit Lender in such Non-Renewing Committed Lender’s Group and, if applicable, the Group Agent in such Non-Renewing Committed Lender’s Group, Agent shall notify each Group Agent and the remaining Committed Lenders in MUFG’s Group of such fact and each Group Agent shall notify the remaining Committed Lenders in such Group Agent’s Group of such fact, and the then existing Scheduled Termination Date shall be extended for an additional 364 days upon satisfaction of the conditions for an assignment in accordance with Section 13.03(b), and the Commitment of each Non-Renewing Committed Lender shall be reduced to zero. If the rights and obligations under this Agreement and the other applicable Transaction Documents of each Non-Renewing Committed Lender are not assigned as contemplated by this Section 2.05(b) (each such Non- Renewing Committed Lender or its related Conduit Lender, as the case may be, whose rights and obligations under this Agreement and the other applicable Transaction Documents are not so assigned is herein referred to as a “Terminating Committed Lender”) and at least one Committed Lender is not a Non-Renewing Committed Lender, the then existing Scheduled Termination Date shall be extended for an additional 364 days; provided, however, that the Facility Limit shall be reduced on the existing Scheduled Termination Date by an aggregate amount equal to the Commitment as of such date of each Terminating Committed Lender and (ii) the Commitment of each Terminating Committed Lender shall be reduced to zero on the existing Scheduled Termination Date. Upon reduction to zero of the Capital of a Terminating Committed Lender (after application of Collections thereto pursuant to Section 3.01), all rights and obligations of such Terminating Committed Lender hereunder shall be terminated and such Terminating Committed Lender shall no longer be a “Committed Lender”; provided, however, that the provisions of Article XII shall continue in effect for its benefit with respect to the Capital held by such Terminating Committed Lender prior to its termination as a Committed Lender. For the avoidance of doubt, each reference to a Committed Lender in the context of a Terminating Committed Lender shall be deemed to refer to the related Conduit Lender if such Conduit Lender continues to have Capital outstanding as a Terminating Committed Lender. (c) Any requested extension of the Scheduled Termination Date may be approved or disapproved by a Committed Lender in its sole discretion. In the event that the Commitments are not extended in accordance with the provisions of this Section 2.05, the Commitment of each Committed Lender shall be reduced to zero on the Scheduled Termination

773058473 19636993 46 Date. Upon reduction to zero of the Commitment of a Committed Lender and upon reduction to zero of the Capital of such Committed Lender, all rights and obligations of such Committed Lender hereunder shall be terminated and such Committed Lender shall no longer be a “Committed Lender”; provided, however, that the provisions of Article XII shall continue in effect for its benefit with respect to the Capital held by such Committed Lender prior to its termination as a Committed Lender. ARTICLE III SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS SECTION 3.01. Settlement Procedures. (a) Collections. The Servicer shall set aside and hold in trust for the benefit of the Borrower and the Secured Parties (or, if so requested by the Agent, segregate in a separate account designated by the Agent, which shall be an account maintained and controlled by the Agent unless the Agent otherwise instructs in its sole discretion), for application in accordance with the priority of payments set forth below, all Collections on Pool Receivables that are received by the Servicer or the Borrower or received in any Lock-Box or Collection Account and all Deemed Collections; provided, however, that so long as each of the conditions precedent set forth in Section 5.03 are satisfied on such date, the Servicer may release to the Borrower from such Collections and Deemed Collections the amount (if any) necessary to pay the purchase price for Receivables purchased by the Borrower on such date in accordance with the terms of the Receivables Sale Agreement (each such release, a “Release”). On each Settlement Date, the Servicer (or, following its assumption of control of the Collection Accounts, the Agent) shall, distribute such Collections and Deemed Collections in the following order of priority: (i) first, to the reimbursement of Agent’s, each Lender’s and each Group Agent’s costs of collection and enforcement of this Agreement; (ii) second, to each Lender and other Credit Party (ratably, based on the amount then due and owing), all accrued and unpaid Interest, Fees and Breakage Fees due to such Lender and other Credit Party for the immediately preceding Interest Period (including any additional amounts or indemnified amounts payable under Sections 5.03 and 13.01 in respect of such payments), plus, if applicable, the amount of any such Interest, Fees and Breakage Fees (including any additional amounts or indemnified amounts payable under Sections 5.03 and 13.01 in respect of such payments) payable for any prior Interest Period to the extent such amount has not been distributed to such Lender or Credit Party; (iii) third, if the Servicer is not CNE or an Affiliate of CNE, to the Servicer for the payment of the accrued Servicing Fees payable for the immediately preceding Interest Period (plus, if applicable, the amount of Servicing Fees payable for any prior Interest Period to the extent such amount has not been distributed to the Servicer); (iv) fourth, as set forth in clauses (x), (y) and/or (z) below, as applicable:

773058473 19636993 47 (x) prior to the occurrence of the Facility Termination Date, to the extent that a Borrowing Base Deficit exists on such date: to the Lenders (ratably, based on the aggregate outstanding Capital of each Lender at such time) for the payment of a portion of the outstanding Aggregate Capital at such time, in an aggregate amount equal to the amount necessary to reduce the Borrowing Base Deficit to zero ($0); (y) on and after the occurrence of the Facility Termination Date, to each Lender (ratably, based on the aggregate outstanding Capital of each Lender at such time) for the payment in full of the aggregate outstanding Capital of such Lender at such time; and (z) prior to the occurrence of the Facility Termination Date, at the election of the Borrower and in accordance with Section 2.02(d), to the Lenders in payment of all or any portion of the Aggregate Capital at such time (ratably, based on the aggregate outstanding Capital of each Lender at such time); (v) fifth, prior to the occurrence of the Facility Termination Date, if the Servicer is CNE or an Affiliate of CNE, to the Servicer for the payment of the accrued Servicing Fees payable for the immediately preceding Interest Period (plus, if applicable, the amount of Servicing Fees payable for any prior Interest Period to the extent such amount has not been distributed to the Servicer); (vi) sixth, to each Terminating Committed Lender, ratably based on such Terminating Committed Lender’s Termination Percentage, for the payment in full of the aggregate outstanding Capital of such Terminating Committed Lender at such time; (vii) seventh, to the Credit Parties and the Indemnified Parties (ratably, based on the amount due and owing at such time), for the payment of all other Borrower Obligations then due and owing by the Borrower to the Credit Parties and the Indemnified Parties; (viii) eighth, on and after the occurrence of the Facility Termination Date, if the Servicer is CNE or an Affiliate of CNE, to the Servicer for the payment of the accrued Servicing Fees payable for the immediately preceding Interest Period (plus, if applicable, the amount of Servicing Fees payable for any prior Interest Period to the extent such amount has not been distributed to the Servicer); and (ix) ninth, the balance, if any, to be paid to the Borrower for its own account. (b) All payments or distributions to be made by the Servicer, the Borrower and any other Person to the Lenders (or their respective related the Indemnified Parties) hereunder shall be paid or distributed to the related Group Agent at its Group Agent’s Account. Each Group Agent, upon its receipt in the applicable Group Agent’s Account of any such payments or distributions, shall distribute such amounts to the applicable Lenders and the Indemnified Parties

773058473 19636993 48 within its Group ratably; provided that if such Group Agent shall have received insufficient funds to pay all of the above amounts in full on any such date, such Group Agent shall pay such amounts to the applicable Lenders and the Indemnified Parties within its Group in accordance with the priority of payments forth above, and with respect to any such category above for which there are insufficient funds to pay all amounts owing on such date, ratably (based on the amounts in such categories owing to each such Person in such Group) among all such Persons in such Group entitled to payment thereof. (c) If and to the extent the Agent, any Credit Party or any Indemnified Party shall be required for any reason to pay over to any Person (including any Obligor or any trustee, receiver, custodian or similar official in any insolvency proceeding) any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Borrower and, accordingly, the Agent, such Credit Party or such Indemnified Party, as the case may be, shall have a claim against the Borrower for such amount. (d) For the purposes of this Section 3.01, if at any time Borrower is deemed to receive any Deemed Collections, Borrower shall immediately pay such Deemed Collections to Servicer (or as otherwise directed by the Agent at such time) for payment in accordance with the terms and conditions hereof and, at all times prior to such payment, such Deemed Collections shall be held in trust by the Borrower for the exclusive benefit of the Secured Parties. SECTION 3.02. Payments and Computations, Etc. (a) All amounts to be paid by the Borrower or the Servicer to the Agent, any Credit Party or any Indemnified Party hereunder shall be paid no later than noon (New York City time) on the day when due in same day funds to the applicable Group Agent’s Account. (b) Each of the Borrower and the Servicer shall, to the extent permitted by Applicable Law, pay interest on any amount not paid or deposited by it when due hereunder, at an interest rate per annum equal to 3.00% per annum above the Alternate Base Rate, payable on demand. (c) All computations of interest under subsection (b) above and all computations of Interest, Fees and other amounts hereunder shall be made on the basis of a year of 360 days (or, in the case of amounts determined by reference to the Alternate Base Rate, 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit. ARTICLE IV INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY AND SECURITY INTEREST SECTION 4.01. Increased Costs.

773058473 19636993 49 (a) Increased Costs Generally. If any Regulatory Change shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Indemnified Party; (ii) subject any Indemnified Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Indemnified Party any other condition, cost or expense (other than Taxes) (A) affecting the Collateral, this Agreement, any other Transaction Document, any Funding Agreement, any Loan or any participation therein or (B) affecting its obligations or rights to make Loans; and the result of any of the foregoing shall be to increase the cost to such Indemnified Party of (A) acting as the Agent, a Group Agent or a Lender hereunder or as a Funding Source with respect to the transactions contemplated hereby, (B) funding or maintaining any Loan or (C) maintaining its obligation to fund or maintain any Loan, or to reduce the amount of any sum received or receivable by such Indemnified Party hereunder, then, upon request of such Indemnified Party (or its Group Agent), the Borrower shall pay to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such additional costs incurred or reduction suffered; provided that such amounts shall only be payable by the Borrower to the such Indemnified Party so long as such Indemnified Party certifies that it is such Indemnified Party’s general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. (b) Capital and Liquidity Requirements. If any Indemnified Party reasonably determines that any Change in Law affecting such Indemnified Party or any lending office of such Indemnified Party or such Indemnified Party’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Indemnified Party’s capital or on the capital of such Indemnified Party’s holding company, if any, as a consequence of (A) this Agreement or any other Transaction Document, (B) the commitments of such Indemnified Party hereunder or under any other Transaction Document or related Funding Agreement, (C) the Loans made by such Indemnified Party or (D) any Capital, to a level below that which such Indemnified Party or such Indemnified Party’s holding company could have achieved but for such Change in Law (taking into consideration such Indemnified Party’s policies and the policies of such Indemnified Party’s holding company with respect to capital adequacy and liquidity), then from time to time, upon request of such Indemnified Party (or its Group Agent), the Borrower shall pay to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party or such Indemnified Party’s holding company for any such reduction; provided that such amounts shall only be payable by the Borrower to the such Indemnified Party so long as such Indemnified Party certifies that it is such Indemnified Party’s

773058473 19636993 50 general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. (c) [Reserved]. (d) Certificates for Reimbursement. A certificate of an Indemnified Party (or its Group Agent on its behalf) setting forth the amount or amounts necessary to compensate such Indemnified Party or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall, subject to the priorities of payment set forth in Section 3.01, pay such Indemnified Party the amount shown as due on any such certificate on the first Settlement Date occurring after the Borrower’s receipt of such certificate. (e) Delay in Requests. Failure or delay on the part of any Indemnified Party to demand compensation pursuant to this Section shall not constitute a waiver of such Indemnified Party’s right to demand such compensation; provided that the Borrower shall not be required to compensate an Indemnified Party pursuant to this Section for any increased costs incurred or reductions suffered more than one hundred and eighty (180) days prior to the date that such Indemnified Party notifies the Borrower of the event giving rise to such increased costs or reductions, and of such Indemnified Party’s intention to claim compensation therefor (except that, if the circumstance giving rise to such increased costs or reductions is retroactive, then the 180- day period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 4.02. Funding Losses. (a) The Borrower will pay each Lender all Breakage Fees. (b) A certificate of a Lender (or its Group Agent on its behalf) setting forth the amount or amounts necessary to compensate such Lender, as specified in clause (a) above and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall, subject to the priorities of payment set forth in Section 3.01, pay such Lender the amount shown as due on any such certificate on the first Settlement Date occurring after the Borrower’s receipt of such certificate. SECTION 4.03. Taxes. (a) Except to the extent required by Applicable Law, any and all payments and deposits made under any other Transaction Document shall be made free and clear of, and without withholding or deduction for, any and all present or future Taxes. If Borrower, Servicer or the Agent shall be required by Applicable Law to make any such withholding or deduction, (A) if such Tax is an Indemnified Tax, Borrower (or Servicer, on its behalf) shall make an additional payment to such Indemnified Party, in an amount sufficient so that, after making all required withholdings or deductions (including withholdings or deductions applicable to additional sums payable under this Section 4.03(a)), such Indemnified Party receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (B) Borrower (or Servicer, on its behalf), Servicer or the Agent shall make such withholding or deduction and (C) Borrower (or

773058473 19636993 51 Servicer, on its behalf), Servicer or the Agent shall timely pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with Applicable Law. (b) Borrower will indemnify each Indemnified Party for the full amount of Indemnified Taxes payable by such Indemnified Party (including any Indemnified Taxes imposed by any jurisdiction on amounts payable under this Section) and any liability (including penalties, interest and expenses) attributable thereto and any reasonable expenses. Any indemnification under this Section 4.03(b) shall be paid on the next Settlement Date after the date any Indemnified Party makes written demand therefor, together with a statement of reasons for such demand and the calculations of such amount. Such calculations, if made in good faith, absent manifest error, shall be final and conclusive on all parties. (c) Each Lender shall severally indemnify Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.03(f) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or otherwise payable by Agent to such Lender from any other source against any amount due to Agent under this Section 4.03(c). (d) Within 30 days after the date of any payment of Taxes withheld by any of Borrower or Servicer, as applicable, in respect of any payment to any Indemnified Party, Borrower or Servicer, as applicable, will furnish to Agent and each Group Agent, the original or a certified copy of a receipt evidencing payment thereof (or other evidence reasonably satisfactory to Agent). (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive the payment in full of Borrower Obligations hereunder. (f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested in writing by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested in writing by the Borrower or the Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested in writing by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (f)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in the

773058473 19636993 52 Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a “United States person,” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax. (B) Each Lender that is not a United States person, shall, to the extent it is legally entitled to do so, on or before the date it becomes a party to this Agreement, deliver to Borrower, Servicer and Agent documentation prescribed by Applicable Law to permit the Borrower, Servicer or Agent to determine its tax reporting requirements and any withholding or deduction required to be made, including whichever of the following is applicable: (1) in the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or IRS Form W-8BEN- E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W 8BEN-E; or (4) to the extent a Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form

773058473 19636993 53 W-8ECI, IRS Form W-8BEN, IRS Form W 8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner. (C) Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Agent to determine the withholding or deduction required to be made. (D) If a payment made to a Lender under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower, Servicer and Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower, Servicer or Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower, Servicer or Agent as may be necessary for the Borrower, Servicer or Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Indemnified Party agrees that if any form or certification it previously delivered under the preceding paragraph (f) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so. (g) Borrower shall timely reimburse Agent for the payment of, any Other Taxes. (h) If any party determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes as to which it has been indemnified pursuant to this Section, it shall promptly repay such refund to the indemnifying party (to the extent of amounts

773058473 19636993 54 that have been paid by the indemnifying party under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes imposed with respect to such refund) of such indemnified party and without interest (other than interest paid by the relevant taxing authority with respect to such refund); provided, however, that the indemnified party, upon the request of such indemnifying party, agrees to return such refund (plus penalties, interest or other charges imposed by the relevant taxing authority) to such indemnifying party in the event such indemnifying party is required to repay such refund to the applicable taxing authority. Nothing in this Section shall obligate any Indemnified Party to apply for any refund. (i) Nothing contained in this Section shall require any Indemnified Party to make available any of its Tax returns (or any other information relating to its Taxes which it deems to be confidential). (j) Each party’s obligations under this Section 4.03 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document. SECTION 4.04. Inability to Determine Rates; Change in Legality. (a) Subject to Section 4.06, if, on or prior to the first day of any Term SOFR Settlement Period for any funding of any Capital at Term SOFR or on any day for any funding of any Capital at Daily One Month Term SOFR: (i) the Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” or “Daily One Month Term SOFR”, as applicable, cannot be determined pursuant to the definition thereof, or (ii) any Committed Lender determines that for any reason in connection with any request for any funding of any portion of Capital at Term SOFR or Daily One Month Term SOFR, as applicable, or a conversion thereto or a continuation thereof that Term SOFR or Daily One Month Term SOFR, as applicable, for any requested Term SOFR Settlement Period or day with respect to a proposed funding of any portion of Capital at Term SOFR or at Daily One Month Term SOFR, as applicable, does not adequately and fairly reflect the cost to the applicable Committed Lender’s Group of funding its Pro Rata Share of the Aggregate Capital in respect to the Committed Lenders in such Committed Lender’s Group, and such Committed Lender has provided notice of such determination to the Agent, the Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Agent to the Borrower, any obligation of the Committed Lenders to make or fund any funding of any portion of Capital at Term SOFR or Daily One Month Term SOFR, as applicable, and any right of the Borrower to continue any funding of any portion of Capital at Term SOFR or Daily One Month Term SOFR, as applicable, or to convert such portion of Capital of the Committed Lender funded at the Alternate Base Rate to a funding of such portion of Capital of the Committed Lender at Term SOFR or

773058473 19636993 55 Daily One Month Term SOFR, as applicable, shall be suspended (to the extent of the affected portion of Capital funded at Term SOFR or Daily One Month Term SOFR, as applicable, or affected Term SOFR Settlement Period or days) until the Agent (with respect to clause (ii), at the instruction of the Group Agent (or group of Group Agents)) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Loan, conversion to or continuation of any funding of any portion of Capital at Term SOFR or Daily One Month Term SOFR, as applicable, (to the extent of the affected portion of Capital funded at Term SOFR or Daily One Month Term SOFR, as applicable, or affected Term SOFR Settlement Period or days) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Loan at, or conversion to a Loan funded at the Alternate Base Rate in the amount specified therein and (ii) any outstanding affected portion of Capital funded at Term SOFR or Daily One Month Term SOFR, as applicable will be deemed to have been converted into a Loan of such portion of Capital at the Alternate Base Rate at the end of the applicable Term SOFR Settlement Period (with respect to any portion of Capital funded at Term SOFR) or on such day (with respect to any portion of Capital funded at Daily One Month Term SOFR). Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 4.02. Subject to Section 4.06, if the Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” or “Daily One Month Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest on any portion of Capital funded at the Alternate Base Rate shall be determined by the Agent without reference to clause (c) of the definition of “Alternate Base Rate” until the Agent revokes such determination. (b) If any Committed Lender determines that any law has made it unlawful, or that any governmental authority has asserted that it is unlawful, for any Lender in its Committed Lender’s Group or its applicable lending office to make, maintain or fund Loans whose interest rate is determined by reference to SOFR, the Term SOFR Reference Rate, Daily One Month Term SOFR or Term SOFR, or to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Daily One Month Term SOFR or Term SOFR, then, upon notice thereof by such Committed Lender to the Borrower (through the Agent), (a) any obligation of the Lenders in such Committed Lender’s Group to provide any funding of any portion of Capital at Term SOFR or Daily One Month Term SOFR, as applicable, and any right of the Borrower to continue any funding of any portion of Capital at Term SOFR or Daily One Month Term SOFR, as applicable, or to convert such portion of Capital of the Committed Lender funded at the Alternate Base Rate to a funding of such portion of Capital of the Committed Lender at Term SOFR or Daily One Month Term SOFR, as applicable, shall be suspended, and (b) the interest rate on which such portion of Capital of the Committed Lender funded at the Alternate Base Rate shall, if necessary to avoid such illegality, be determined by the Agent without reference to clause (c) of the definition of “Alternate Base Rate”, in each case until such Committed Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, if necessary to avoid such illegality, upon demand from any Committed Lender (with a copy to the Agent), prepay or, if applicable, convert all of such Committed Lender’s Pro Rata Share of the Aggregate Capital from being funded at Term SOFR or Daily One Month Term SOFR, as applicable, to being funded at Alternate Base Rate (the interest

773058473 19636993 56 rate on which any funding of any portion of Capital at by such Committed Lender at the Alternate Base Rate shall, if necessary to avoid such illegality, be determined by the Agent without reference to clause (c) of the definition of “Alternate Base Rate”), on the last day of the Term SOFR Settlement Period therefor (with respect to any portion of Capital funded at Term SOFR) or immediately (with respect to any portion of Capital funded at Daily One Month Term SOFR), if with respect to any portion of Capital funded at Term SOFR, all affected Committed Lenders may lawfully continue to maintain such portion of Capital funded at Term SOFR to such day, or immediately, if any Committed Lender may not lawfully continue to maintain such portion of Capital funded at Term SOFR to such day, and (ii) if necessary to avoid such illegality, the Agent shall during the period of such suspension compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate,” in each case until the Agent is advised in writing by each affected Committed Lender that it is no longer illegal for such Committed Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Daily One Month Term SOFR or Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.02. SECTION 4.05. Security Interest. (a) As security for the performance by the Borrower of all the terms, covenants and agreements on the part of the Borrower to be performed under this Agreement or any other Transaction Document, including the punctual payment when due of the Aggregate Capital and all Interest in respect of the Loans and all other Borrower Obligations, the Borrower undertakes to grant and hereby grants to the Agent for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the Borrower’s right, title and interest in, to and under all of the following, whether now or hereafter owned, existing or arising (collectively, the “Collateral”): (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, (iii) all Collections with respect to such Pool Receivables, (iv) the Collection Accounts and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such Collection Accounts and amounts on deposit therein, (v) all rights (but none of the obligations) of the Borrower under the Receivables Sale Agreement, (vi) all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, securities accounts, securities entitlements, letter-of-credit rights, commercial tort claims, securities and all other investment property, supporting obligations, money, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles) (each as defined in the UCC), (vii) all other personal and fixture property or assets of the Borrower of every kind and nature and (viii) all proceeds of, and all amounts received or receivable under any or all of, the foregoing. (b) The Agent (for the benefit of the Secured Parties) shall have, with respect to all the Collateral, and in addition to all the other rights and remedies available to the Agent (for the benefit of the Secured Parties), all the rights and remedies of a secured party under any applicable UCC and all other Applicable Law. The Borrower hereby authorizes the Agent to file financing statements and any other applicable filings in any applicable jurisdiction describing as the collateral covered thereby as “all of the debtor’s personal property or assets” or words to that

773058473 19636993 57 effect, notwithstanding that such wording may be broader in scope than the collateral described in this Agreement. SECTION 4.06. Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event, the Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Agent has not received, by such time, written notice of objection to such amendment from the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 4.06(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (c) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Group Agents of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below. Any determination, decision or election that may be made by the Agent or, if applicable, any Group Agent (or group of Group Agents) pursuant to this Section 4.06, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 4.06. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Agent may modify the definition of “Term SOFR Settlement Period” or “Settlement Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-

773058473 19636993 58 representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (a) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Term SOFR Settlement Period” or “Settlement Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period the Borrower may revoke any request for a Loan to be funded at either Term SOFR or Daily One Month Term SOFR, as applicable, conversion to or continuation of any portion of Capital funded at Term SOFR or Daily One Month Term SOFR, as applicable, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Loan of or conversion to a Loan funded at the Alternate Base Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. (f) Rates. The Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR or Daily One Month Term SOFR or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Daily One Month Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Daily One Month Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Daily One Month Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. (g) Certain Defined Terms. As used in this Section 4.06:

773058473 19636993 59 “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Term SOFR Settlement Period” pursuant to clause (d) of this Section 4.06. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of this Section 4.06. “Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component

773058473 19636993 60 used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance

773058473 19636993 61 with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 4.06 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 4.06. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. ARTICLE V CONDITIONS TO EFFECTIVENESS AND CREDIT EXTENSIONS SECTION 5.01. Conditions Precedent to Effectiveness and the Initial Credit Extension. This Agreement shall become effective as of the Closing Date when (a) the Agent shall have received each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit I hereto, in each case, in form and substance acceptable to the Agent and (b) all fees and expenses payable by the Borrower on the Closing Date to the Credit Parties have been paid in full in accordance with the terms of the Transaction Documents. SECTION 5.02. Conditions Precedent to All Credit Extensions. Each Credit Extension hereunder on or after the Closing Date shall be subject to the conditions precedent that: (a) the Borrower shall have delivered to the Agent and each Group Agent (i) a Loan Request for such Loan, in accordance with Section 2.02(a) and (ii) such other approvals, opinions or documents as Agent or any Group Agent may reasonably request;

773058473 19636993 62 (b) the Servicer shall have delivered to the Agent and each Group Agent, in form and substance satisfactory to the Agent and each Group Agent, all Monthly Reports and Weekly Reports required to be delivered hereunder; (c) the conditions precedent to such Credit Extension specified in Section 2.01(i) through (iv), shall be satisfied; and (d) on the date of such Credit Extension the following statements shall be true and correct (and upon the occurrence of such Credit Extension, the Borrower shall be deemed to have represented and warranted that such statements are then true and correct): (ii) the representations and warranties set forth in Section 6.01 are true and correct on and as of the date of such Credit Extension as though made on and as of such date; (iii) no event has occurred and is continuing, or would result from such Credit Extension, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Credit Extension, that would constitute a Potential Amortization Event; (iv) no Borrowing Base Deficit exists or would exist after giving effect to such Credit Extension; (v) the Aggregate Capital does not exceed the Facility Limit either before or after giving effect to such Credit Extension; and (vi) the Facility Termination Date has not occurred. SECTION 5.03. Conditions Precedent to All Releases. Each Release hereunder on or after the Closing Date shall be subject to the conditions precedent that: (a) after giving effect to such Release, the Servicer shall be holding in trust for the benefit of the Borrower and the Secured Parties an amount of Collections sufficient to pay the sum of (x) all accrued and unpaid Servicing Fees, Interest, Fees and Breakage Fees, in each case, through the date of such Release, (y) the amount of any Borrowing Base Deficit and (z) the amount of all other accrued and unpaid Borrower Obligations through the date of such Release; (b) the Borrower shall use the proceeds of such Release solely to pay the purchase price for Receivables purchased by the Borrower in accordance with the terms of the Receivables Sale Agreement; and (c) on the date of such Release the following statements shall be true and correct (and upon the occurrence of such Release, the Borrower shall be deemed to have represented and warranted that such statements are then true and correct): (ii) the representations and warranties set forth in Section 6.01 are true and correct on and as of the date of such Release as though made on and as of such date;

773058473 19636993 63 (iii) no event has occurred and is continuing, or would result from such Release, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Release, that would constitute a Potential Amortization Event; (iv) no Borrowing Base Deficit exists or would exist after giving effect to such Release; (v) the Aggregate Capital does not exceed the Facility Limit either before or after giving effect to such Release; and (vi) the Facility Termination Date has not occurred. ARTICLE VI REPRESENTATIONS AND WARRANTIES SECTION 6.01. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to each Credit Party, as to itself, as of the date hereof and as of the date of each Credit Extension and each Release that: (a) Existence and Power. Such Loan Party is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its state of organization. Such Loan Party is duly qualified to do business and is in good standing as a foreign entity, and has and holds all power, corporate or otherwise, and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to be so qualified or to have and hold such governmental licenses, authorization, consents and approvals could not reasonably be expected to have a Material Adverse Effect. (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Borrower, Borrower’s use of the proceeds of Credit Extensions and Releases made hereunder, are within its powers and authority, corporate or otherwise, and have been duly authorized by all necessary action, corporate or otherwise, on its part. This Agreement and each other Transaction Document to which such Loan Party is a party has been duly executed and delivered by such Loan Party. (c) No Conflict. The execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or organization, by-laws or limited liability company agreement (or equivalent governing documents), (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such

773058473 19636993 64 Loan Party or its Subsidiaries; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution and delivery by such Loan Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder. (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Loan Party’s knowledge, threatened, against or affecting such Loan Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Loan Party is not in default with respect to any order of any court, arbitrator or governmental body that could reasonably be expected to have a Material Adverse Effect. (f) Binding Effect. This Agreement and each other Transaction Document to which such Loan Party is a party constitute the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). (g) Accuracy of Information. All information heretofore furnished by such Loan Party to any Credit Party for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Loan Party to any Credit Party will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading. (h) Use of Proceeds. No proceeds of any Credit Extension or Release hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Exchange Act. (i) Good Title. Borrower is the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower’s ownership interest in each Receivable, its Collections and the Related Security. (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, transfer to Agent for the benefit of the Secured Parties (and Agent for the benefit of the Secured Parties shall acquire from Borrower) a valid and perfected ownership of or first priority perfected security interest in each Receivable

773058473 19636993 65 existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Agent’s (on behalf of the Secured Parties) ownership or security interest in the Receivables, the Related Security and the Collections. (k) Jurisdiction of Organization; Places of Business and Locations of Records. The principal places of business, jurisdiction of organization and chief executive office of such Loan Party and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit D or such other locations of which Agent and each Group Agent have been notified in accordance with Section 7.02(a) in jurisdictions where all action required by Section 7.01(h) and/or Section 7.01(r) has been taken and completed. Such Loan Party’s organizational number assigned to it by its jurisdiction of organization and such Loan Party’s Federal Employer Identification Number are correctly set forth on Exhibit D. Except as set forth on Exhibit D, such Loan Party has not, since the date occurring five years prior to the Closing Date, (i) changed the location of its principal place of business or chief executive office or its organizational structure, (ii) changed its legal name, (iii) become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC in effect in the State of Delaware) or (iv) changed its jurisdiction of organization. Borrower is a Delaware limited liability company and is a “registered organization” (within the meaning of Section 9-102 of the UCC in effect in the State of Delaware). (l) Collections. To the best of such Loan Party’s knowledge, the conditions and requirements set forth in Section 7.01(h) and Section 8.02 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts at each Collection Bank and the post office box number of each Lock-Box are listed on Schedule II. Borrower has not granted any Person, other than Agent as contemplated by this Agreement, dominion and control or “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account, or the right to take dominion and control or “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event. The Agent has “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over all Collection Accounts. No funds other than the proceeds of Receivables are deposited to the Collection Accounts. (m) Servicing Programs. No license or approval is required for the use of any software or other computer program used by CNE, any Originator or any sub-servicer in the servicing of the Receivables, other than those which have been obtained and are in full force and effect. (n) Material Adverse Effect. Since the date of CEG’s most recent annual report on form 10-K filed under the Exchange Act, no event has occurred that could reasonably be expected to have a Material Adverse Effect. (o) Names. In the past five (5) years, Borrower has not used any corporate or other names, trade names or assumed names other than the name in which it has executed this Agreement.

773058473 19636993 66 (p) Ownership of Borrower. CNE owns, directly, 100% of the issued and outstanding membership units of Borrower, free and clear of any Adverse Claim. Such membership units are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire Capital Stock of Borrower. (q) Solvent. Borrower is Solvent. (r) Opinions. The facts regarding each CNE Party, the Receivables, the Related Security, the transactions contemplated by the Transaction Documents and the related matters set forth or assumed in each of the true sale and non-consolidation opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects. (s) Not an Investment Company. Such Loan Party is not and, after giving effect to the transactions contemplated hereby, will not be required to be registered as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any successor statute. Borrower is not a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder (the “Volcker Rule”). In determining that Borrower is not a “covered fund” under the Volcker Rule, Borrower is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5)(A) or (B) of the Investment Company Act and may also rely on other exemptions under the Investment Company Act. (t) Ordinary Course of Business. Each remittance of Collections by or on behalf of Borrower pursuant to the Transaction Documents will have been (i) in payment of a debt incurred by Borrower in the ordinary course of business or financial affairs of Borrower and (ii) made in the ordinary course of business or financial affairs of Borrower. (u) Tax Status. Borrower has (i) timely filed all federal and other material tax returns required to be filed by it and (ii) paid, or caused to be paid, all federal and other material taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP and as to which no Adverse Claim exits. (v) Disregarded Entity. Borrower is, and shall at all relevant times continue to be, a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a United States person. (w) Compliance with Law. Such Loan Party has complied in all respects with all Applicable Laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in

773058473 19636993 67 violation of any such law, rule or regulation, in each case, except where such contravention or violation, as applicable, could not reasonably be expected to have a Material Adverse Effect. (x) Compliance with Credit and Collection Policy. Such Loan Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy. (y) Payments to Originators. With respect to each Receivable transferred to Borrower under the Receivables Sale Agreement, Borrower has given reasonably equivalent value to the applicable Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Federal Bankruptcy Code. (z) Enforceability of Contracts. To the best of such Loan Party’s knowledge, each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). (aa) Eligible Receivables. Each Receivable included in the Net Receivable Pool Balance as an Eligible Receivable on the date of any Credit Extension or Release or on the date of any Monthly Report or Weekly Report was an Eligible Receivable on such date. (bb) Borrowing Base Deficit. Borrower has determined that, immediately after giving effect to each Credit Extension and Release hereunder (including the initial Credit Extension on the date hereof), that no Borrowing Base Deficit exists at such time. (cc) Accounting. The manner in which such Loan Party accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreement does not jeopardize the true sale analysis. (dd) No Amortization Event. No event has occurred and is continuing and no condition exists, or would result from any Credit Extension or Release or from the application of proceeds therefrom, that constitutes or may reasonably be expected to constitute an Amortization Event or Potential Amortization Event. (ee) Anti-Corruption Laws and Sanctions. None of (i) the Loan Parties, any Subsidiary or Affiliate thereof, or any of their respective directors or officers or (ii) to the knowledge of such Loan Parties, any agent or employee of the Loan Parties or any Subsidiary thereof have engaged in any activity or conduct which would violate any applicable Anti- Corruption Laws or any applicable Sanctions. Such Loan Party, its Subsidiaries and their respective officers and directors and to the knowledge of such Loan Party, its employees and

773058473 19636993 68 agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (i) the Loan Parties, any Subsidiary, any of their respective directors or officers or employees or (ii) to the knowledge of such Loan Party, any Affiliate or agent of the Loan Parties or any Subsidiary that will act in any capacity in connection with or benefit from the facility established by this Agreement and the other Transaction Documents, is a Sanctioned Person. (ff) Use of Proceeds. No Credit Extension or Release or use of proceeds or any other transaction contemplated by this Agreement will violate any Anti-Corruption Laws or applicable Sanctions. (gg) Beneficial Ownership Rule. The Borrower is an entity that is organized under the laws of the United States or of any State and at least 51 percent of whose common stock or analogous equity interest is directly or indirectly owned by a Person whose common stock or analogous equity interests are listed on the New York Stock Exchange or the American Stock Exchange or have been designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange and is excluded on that basis from the definition of Legal Entity Customer as defined in the Beneficial Ownership Rule. (hh) No Linked Accounts. There are no “Linked Accounts” (as defined in the applicable Collection Account Agreement) with respect to any Collection Account maintained at any Collection Bank. ARTICLE VII COVENANTS SECTION 7.01. Affirmative Covenants of the Loan Parties. Until the Final Payout Date, each Loan Party hereby covenants, as to itself, as set forth below: (a) Financial Reporting. Such Loan Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to Agent and each Group Agent: (i) Annual Reporting. Within 105 days after the close of each of CEG’s fiscal years, an audit report (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) certified by independent certified public accountants reasonably acceptable to the Agent, prepared in accordance with GAAP on a consolidated basis for CEG and its Subsidiaries, including balance sheets as of the end of such period, related profit and loss statements, and a statement of cash flows. (ii) Quarterly Reporting. Within 60 days after the close of each of the first three quarterly periods of each fiscal year, for CEG and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated unaudited profit and loss statements and a consolidated unaudited statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter.

773058473 19636993 69 (iii) Financial Statements of Borrower. (i) As soon as available and in any event within 75 days after the end of each of the first three (3) fiscal quarters of Borrower, copies of the unaudited income statement and balance sheet of Borrower with respect to such quarter, prepared in conformity with GAAP, duly certified by an Authorized Officer of Borrower with respect to such quarter and (ii) as soon as available and in any event within 120 days after the end of the fiscal year of Borrower, copies of the unaudited annual income statement and balance sheet of Borrower, prepared in conformity with GAAP, duly certified by an Authorized Officer of Borrower with respect to such fiscal year. (iv) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit H signed by such Loan Party’s Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be. (v) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of such Loan Party copies of all financial statements, reports and proxy statements so furnished. (vi) S.E.C. Filings. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which CEG, Performance Guarantor, Borrower, any Originator or any of their respective Subsidiaries files with the Securities and Exchange Commission. (vii) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Agent, any Group Agent (so long as Agent is copied on such communication) or any Lender (so long as each other Lender is copied on such communication), copies of the same. (viii) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment is material or otherwise would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting Agent’s and each Group Agent’s consent thereto. (ix) Notices under Receivables Sale Agreement. Promptly upon its receipt of any notice received or delivered pursuant to any provision of the Receivables Sale Agreement, copies of the same. (x) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Loan Party as Agent or any Group Agent may from time to time reasonably request in order to protect the interests of Agent and the Lenders under or as contemplated by this Agreement.

773058473 19636993 70 Any document readily available on-line through the “Electronic Data Gathering Analysis and Retrieval” system (or any successor system thereof) maintained by the Securities and Exchange Commission (or any succeeding Governmental Authority), shall be deemed to have been furnished to the Agent and each Group Agent for purposes of this Section 7.01(a) when the Borrower sends to the Agent and each Group Agent notice (which may be by electronic mail) that such documents are so available. (b) Notices. Such Loan Party will notify Agent and each Group Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto: (i) Amortization Events or Potential Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Loan Party. (ii) [Reserved]. (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect. (iv) Termination Date. The occurrence of the “Purchase Termination Date” or any “Purchase Termination Event” under and as defined in the Receivables Sale Agreement. (v) [Reserved]. (vi) Downgrade. The downgrade in the rating of any Indebtedness of the Performance Guarantor by S&P or Moody’s, setting forth the Indebtedness affected and the nature of such change. (vii) Appointment of Independent Director. The decision to appoint a new governor of Borrower as the “Independent Director” for purposes of this Agreement, such notice to be issued not less than ten (10) days prior to the effective date of such appointment and to certify that the designated Person satisfies the criteria set forth in the definition herein of “Independent Director.” (c) Compliance with Laws and Preservation of Existence. Such Loan Party will comply in all respects with all Applicable Laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Loan Party will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain any such rights, franchises or privileges or to so qualify could not reasonably be expected to have a Material Adverse Effect.

773058473 19636993 71 (d) Audits. Such Loan Party will furnish to Agent from time to time such information with respect to it and the Receivables as Agent may reasonably request (for itself or on behalf of any Group Agent). Such Loan Party will, from time to time during regular business hours as requested by Agent, but not more than once quarterly (unless an Amortization Event or Potential Amortization Event has occurred and is continuing), upon reasonable notice and at the sole cost of such Loan Party, permit Agent or any of its respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts or forms thereof, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person’s financial condition or the Receivables and the Related Security or any Person’s performance under any of the Transaction Documents or any Person’s performance under the Contracts and, in each case, with any of the officers or employees of Borrower or Servicer having knowledge of such matters. Without limiting the foregoing, such Loan Party will, annually and prior to any Committed Lender renewing its Commitment hereunder, during regular business hours as reasonably requested by Agent upon reasonable notice and at the sole cost of such Loan Party, permit Agent or any of its respective agents or representatives, to conduct a follow-up audit. Any non-public information (which has been identified as such by such Loan Party) obtained by Agent or any of its agents or representatives pursuant to this Section 7.01(d) shall be treated confidentially by such Person in accordance with Section 13.06. (e) Keeping and Marking of Records and Books. (i) Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable) and the identification and segregation of Excluded Receivables (including, without limitation, records adequate to permit the immediate identification of each new Excluded Receivable and all collections of each existing Excluded Receivable). Servicer will give Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence. (ii) Such Loan Party has on or prior to the Closing Date, marked its master data processing records and other books and records relating to the Collateral with a legend, acceptable to Agent, describing the Collateral. (f) Compliance with Contracts and Credit and Collection Policy. Such Loan Party will timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. (g) Performance and Enforcement of Receivables Sale Agreement. Borrower will, and will require each Originator to, perform each of their respective obligations and

773058473 19636993 72 undertakings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Borrower under the Receivables Sale Agreement. Borrower will take all actions to perfect and enforce its rights and interests (and the rights and interests of Agent and the Lenders as assignees of Borrower) under the Receivables Sale Agreement as Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement. (h) Ownership. Borrower will take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in Borrower, free and clear of any Adverse Claims (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Borrower’s interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Borrower therein as Agent may reasonably request), and (ii) establish and maintain, in favor of Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Agent’s (for the benefit of the Secured Parties) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Agent for the benefit of the Secured Parties as Agent may reasonably request). (i) Lenders’ Reliance. Borrower acknowledges that the Lenders are entering into the transactions contemplated by this Agreement in reliance upon Borrower’s identity as a legal entity that is separate from Servicer, the Originators and their respective Affiliates. Therefore, from and after the Closing Date, Borrower will take all reasonable steps, including, without limitation, all steps that Agent, any Group Agent or any Lender may from time to time reasonably request, to maintain Borrower’s identity as a separate legal entity and to make it manifest to third parties that Borrower is an entity with assets and liabilities distinct from those of each CNE Party and not just a division of any CNE Party. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Borrower will: (ii) conduct its own business in its own name; (iii) have a separate area from the Servicer and each Originator for its business (which may be located at the same address as such entities) and to the extent that any other such entity has offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses; (iv) have a separate stationery in its own name; (v) conduct all transactions with each CNE Party and Servicer and their respective Affiliates strictly on an arm’s-length basis, allocate all overhead expenses

773058473 19636993 73 (including, without limitation, telephone and other utility charges) for items shared between Borrower and any CNE Party or any Affiliate thereof on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use; (vi) at all times have a Board of Directors consisting of at least three members, at least one member of which is an Independent Director; (vii) observe all limited liability company formalities as a distinct entity, and ensure that all limited liability company actions relating to (1) the selection, maintenance or replacement of the Independent Director, (2) the dissolution or liquidation of Borrower or (3) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Borrower, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director); (viii) maintain Borrower’s books and records separate from those of each CNE Party and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of any CNE Party and any Affiliate thereof; (ix) prepare its financial statements separately from those of each CNE Party and insure that any consolidated financial statements of any CNE Party or any Affiliate thereof that include Borrower, including any that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Borrower is a separate legal entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Borrower; (x) except as herein specifically otherwise provided, maintain the funds or other assets of Borrower separate from, and not commingled with, those of any CNE Party or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Borrower alone (or Servicer in the performance of its duties hereunder) is the account party and from which Borrower alone (or Servicer in the performance of its duties hereunder or Agent hereunder) has the power to make withdrawals; (xi) pay all of Borrower’s operating expenses from Borrower’s own assets (except for certain payments by any CNE Party or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.01(i)); (xii) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement; and does not create, incur, guarantee, assume or suffer to exist any Indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement,

773058473 19636993 74 to make payment to the Originators thereunder for the purchase of Receivables from the Originators under the Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement; (xiii) maintain its certificate of formation and operating agreement in conformity with this Agreement, such that (1) it does not amend, restate, supplement or otherwise modify its certificate of formation or operating agreement in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.01(i) of this Agreement; and (2) its certificate of formation and operating agreement, at all times that this Agreement is in effect, provides for not less than ten (10) days’ prior written notice to Agent of the replacement or appointment of any director that is to serve as an Independent Director for purposes of this Agreement and the condition precedent to giving effect to such replacement or appointment that Borrower certify that the designated Person satisfied the criteria set forth in the definition herein of “Independent Director” and Agent’s written acknowledgement that in its reasonable judgment the designated Person satisfies the criteria set forth in the definition herein of “Independent Director”; (xiv) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement and the other Transaction Documents to which it is a party, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement or any other Transaction Document to which it is a party, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or any other Transaction Document to which it is a party, or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of Agent and the Required Lenders; (xv) maintain its legal separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary; (xvi) pay to the appropriate Affiliate the marginal increase or, in the absence of such increase, the market amount of its portion of the premium payable with respect to any insurance policy that covers the Borrower and any of its Affiliates; (xvii) undertake any division of its rights, asset, obligations, or liabilities pursuant to a plan of division or otherwise pursuant to Applicable Law; and (xviii) maintain at all times the Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of membership units or payment of any subordinated Indebtedness or other liabilities which would cause the Required Capital Amount to cease to be so maintained.

773058473 19636993 75 (j) Collections. Such Loan Party will cause (1) all ACH Receipts to be deposited immediately to a Collection Account and all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to any Loan Party, such Loan Party will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within one (1) Business Day following receipt thereof, and, at all times prior to such remittance, such Loan Party will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Agent and the Lenders. Borrower will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control or establish “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Agent as contemplated by this Agreement. With respect to each Collection Account, each Loan Party shall take all steps necessary to ensure that Agent has “control” (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over each such Collection Account. Each Loan Party will ensure that no disbursements are made from any Collection Account, other than disbursements that are made at the direction and for the account of the Borrower. (k) Taxes. Such Loan Party will file all tax returns and reports required by law to be filed and will remit all Taxes and governmental charges due and payable by it, including in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of any Conduit Lender, Agent or any Committed Lender. (l) Disregarded Entity. Borrower shall at all relevant times be a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a United States person. (m) [Reserved]. (n) Payments to Originators. With respect to any Receivable purchased by Borrower from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable. (o) Federal Assignment of Claims Act; Etc. If requested by the Agent following the occurrence of an Amortization Event, prepare and make any filings under the Federal Assignment of Claims Act (or any other similar Applicable Law) with respect to Government Receivables, that are necessary or desirable in order for the Agent to enforce such Government Receivable against the Obligor thereof. (p) Anti-Corruption Laws. Such Loan Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

773058473 19636993 76 (q) Beneficial Ownership Rule. Promptly following any change that would result in a change to the status of the Borrower as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, the Borrower shall execute and deliver to the Agent a Certification of Beneficial Owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Agent. (r) Security Interest, Etc. Such Loan Party shall, at its expense, take all action necessary or desirable to establish and maintain a valid and enforceable first priority perfected security interest in the Collateral, in each case free and clear of any Adverse Claim in favor of the Agent (on behalf of the Secured Parties), including taking such action to perfect, protect or more fully evidence the security interest of the Agent (on behalf of the Secured Parties) as the Agent or any Secured Party may reasonably request. In order to evidence the security interests of the Agent under this Agreement, such Loan Party shall, from time to time take such action, or execute and deliver such instruments as may be necessary (including, without limitation, such actions as are reasonably requested by the Agent) to maintain and perfect, as a first-priority interest, the Agent’s security interest in the Receivables, Related Security and Collections. Such Loan Party shall, from time to time and within the time limits established by law, prepare and present to the Agent for the Agent’s authorization and approval, all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect the Agent’s security interest as a first-priority interest. The Agent’s approval of such filings shall authorize such Loan Party to file such financing statements under the UCC without the signature of the Borrower, any Originator or the Agent where allowed by Applicable Law. Notwithstanding anything else in the Transaction Documents to the contrary, such Loan Party shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements filed in connection with the Transaction Documents, without the prior written consent of the Agent. SECTION 7.02. Negative Covenants of the Loan Parties. Until the Final Payout Date, each Loan Party hereby covenants, as to itself, that: (a) Name Change, Offices and Records. Such Loan Party will not change its name, jurisdiction of organization, identity or organizational structure (within the meaning of Sections 9-503 and/or 9-507 of the UCC of all applicable jurisdictions) or relocate its chief executive office, principal place of business or any office where Records are kept unless it shall have: (i) given Agent and each Group Agent at least forty-five (45) days’ prior written notice thereof and (ii) delivered to Agent all financing statements, instruments, opinions and other documents requested by Agent and each Group Agent in connection with such change or relocation; provided, however, that the Borrower shall not change its name, jurisdiction of organization, identity or organizational structure without the prior written consent of the Agent. (b) Change in Payment Instructions to Obligors. Except as may be required by Agent pursuant to Section 8.02(b), such Loan Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Agent has consented thereto in writing and Agent and each Group Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with

773058473 19636993 77 respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account. On the Final Payout Date, promptly following written request from a Loan Party to Agent, Agent shall consent in writing to the termination of all Collection Account Agreements. (c) Modifications to Contracts and Credit and Collection Policy. Such Loan Party will not make any change to the Credit and Collection Policy that is material or otherwise could adversely affect the collectability of the Receivables or decrease the credit quality of any newly created Receivables, in any case, without the prior written consent of the Agent and each Group Agent. Servicer will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto, other than in accordance with the Credit and Collection Policy and only so long as such modification is in compliance with Section 8.02(d). (d) Sales, Liens. Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Agent and the Lenders provided for herein), and Borrower will defend the right, title and interest of Agent and the Lenders in, to and under any of the foregoing property, against all claims of third parties claiming through or under Borrower or any Originator. Borrower will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, the financing or lease of which gives rise to any Receivable. (e) Borrowing Base Deficit. At no time prior to the Final Payout Date shall Borrower permit a Borrowing Base Deficit to exist at such time. (f) Termination Date Determination. Borrower will not designate the Purchase Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to any Originator in respect thereof, without the prior written consent of Agent and each Group Agent. (g) Restricted Junior Payments. Borrower will not make any Restricted Junior Payment using funds other than such funds as have been remitted to Borrower in accordance with Section 3.01(a). (h) Collections. No Loan Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Collection Account cash or cash proceeds other than Collections. Except as may be required by Agent pursuant to the last sentence of Section 8.02(b), no Loan Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections or proceeds thereof to any lock-box account or to any other account not covered by a Collection Account Agreement.

773058473 19636993 78 (i) Sanctions. No Loan Party shall use, and such Loan Party shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, directly or indirectly, all or any part of the proceeds of any Credit Extension or Release (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. (j) [Reserved]. (k) Linked Accounts. The Loan Parties shall not permit any “Linked Account” (as defined in the applicable Collection Account Agreement) to exist with respect to any Collection Account. ARTICLE VIII ADMINISTRATION AND COLLECTION OF RECEIVABLES SECTION 8.01. Designation of the Servicer. (a) The servicing, administration and collection of the Receivables on behalf of Agent and the Lenders shall be conducted by such Person (the “Servicer”) so designated from time to time in accordance with this Section 8.01. CNE is hereby designated as, and hereby agrees to perform the duties and obligations of, Servicer for Agent and the Lenders pursuant to the terms of this Agreement. Agent (on behalf of the Lenders) may, and at the direction of the Required Lenders shall, at any time following the occurrence of an Amortization Event designate as Servicer any Person to succeed CNE or any successor Servicer. (b) Without the prior written consent of Agent and the Required Lenders, CNE shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person. (c) Notwithstanding the foregoing subsection (b), (i) CNE shall be and remain primarily liable to Agent, the Group Agents and the Lenders for the full and prompt performance of all duties and responsibilities of Servicer hereunder and (ii) Agent, the Group Agents and the Lenders shall be entitled to deal exclusively with CNE in matters relating to the discharge by Servicer of its duties and responsibilities hereunder. SECTION 8.02. Duties of the Servicer. (a) Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with Applicable Laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

773058473 19636993 79 (b) Servicer will instruct all Obligors to pay all Collections either (i) directly to a Collection Account by means of an automatic electronic funds transfer, wire transfer or otherwise or (ii) directly to a Lock-Box. Servicer shall cause any payments made by means of automatic electronic funds transfer to be deposited directly into a Collection Account from each Obligor’s relevant account. Servicer shall effect a Collection Account Agreement with each bank party to a Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date Agent delivers a Collection Notice to any Collection Bank pursuant to Section 8.03, Agent may request that Servicer, and Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new lock-box or depositary account specified by Agent. (c) Servicer shall administer the Collections in accordance with the procedures described herein and in Article III. Servicer shall set aside and hold in trust for the benefit of the Lenders, the Collections in accordance with Article III. Servicer shall, upon the request of Agent, segregate, in a manner acceptable to Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of Servicer or Borrower prior to the remittance thereof in accordance with Article III. If Servicer shall be required to segregate Collections pursuant to the preceding sentence, Servicer shall segregate and deposit with a bank designated by Agent such allocable share of Collections of Receivables set aside for the Lenders on the first Business Day following receipt by Servicer of such Collections, duly endorsed or with duly executed instruments of transfer. (d) Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as Servicer determines to be appropriate (i) to maximize Collections thereof or (ii) as required under Applicable Law; provided, however, that such extension or adjustment shall not (x) alter the status of such Receivable as a Delinquent Government Receivable or Defaulted Receivable and for purposes of determining if such Receivable is a Delinquent Government Receivable or Defaulted Receivable, the original due date for such Receivable shall continue to apply or (y) limit the rights of Agent, the Group Agents or the Lenders under this Agreement. Notwithstanding anything to the contrary contained herein, Agent shall have the absolute and unlimited right to direct Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security. (e) Servicer shall hold in trust for Agent on behalf of the Lenders all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables. Servicer shall, as soon as practicable following receipt thereof turn over to Borrower any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. Servicer shall, from time to time at the request of any Lender, furnish to the Lenders (promptly after any such request) a calculation of the amounts set aside for the Lenders pursuant to Article III. (f) Any payment by an Obligor in respect of any Indebtedness or other liability owed by it to the applicable Originator or Borrower shall, except as otherwise specified by such

773058473 19636993 80 Obligor or otherwise required by contract or law and unless otherwise instructed by Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor. SECTION 8.03. Collection Notices. Agent is authorized at any time after the occurrence of an Amortization Event to date and to deliver to the Collection Banks the Collection Notices. Borrower hereby transfers to Agent for the benefit of the Secured Parties, effective when Agent delivers such notices, the dominion and control and “control” (within the meaning of Section 9- 104 of the UCC of all applicable jurisdictions) of each Lock-Box, each Collection Account and the amounts on deposit therein. In case any authorized signatory of Borrower whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Borrower hereby authorizes Agent, and agrees that Agent shall be entitled to (i) endorse Borrower’s name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of Agent rather than Borrower. SECTION 8.04. Responsibilities of the Borrower. Anything herein to the contrary notwithstanding, (a) the Borrower shall: (i) perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been transferred hereunder, and the exercise by the Agent, or any other Credit Party of their respective rights hereunder shall not relieve the Borrower from such obligations, (ii) pay when due any Taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction and (iii) timely file all material tax returns required to be filed by it and (b) the exercise by Agent, the Group Agents or the Lenders of their rights hereunder shall not release Servicer, any Originator or Borrower from any of their duties or obligations with respect to any Receivables or under the related Contracts. None of the Credit Parties shall have any obligation or liability with respect to any Collateral, nor shall any of them be obligated to perform any of the obligations of the Borrower, the Servicer or any Originator thereunder. SECTION 8.05. Servicing Fee. The Borrower shall pay the Servicer a fee (the “Servicing Fee”) equal to 1.00% per annum (the “Servicing Fee Rate”) of the average Net Receivable Pool Balance. Accrued Servicing Fees shall be payable from Collections to the extent of available funds in accordance with Section 3.01(a). SECTION 8.06. Reports. (a) Servicer shall prepare and forward to Agent and each Group Agent (i) three Business Days prior to each Settlement Date and at such times as Agent or any Group Agent shall request, a Monthly Report and (ii) at such times as Agent or any Group Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables. Unless otherwise requested by Agent or any Group Agent, all computations in such Monthly Report shall be made as of the close of business on the last day of the Accrual Period preceding the date on which such Monthly Report is delivered.

773058473 19636993 81 (b) If a Level II Ratings Event has occurred and is continuing, Servicer shall prepare and forward to Agent and each Group Agent, a Weekly Report no later than the second Business Day of each calendar week. Unless otherwise requested by Agent or any Group Agent, all computations in such Weekly Report shall be made as of the close of business on the last Business Day of the prior calendar week. ARTICLE IX AMORTIZATION EVENTS SECTION 9.01. Amortization Events. If any of the following events (each an “Amortization Event”) shall occur: (a) (i) Any CNE Party shall fail to make any payment or deposit or transfer any monies to be made by it hereunder or under any other Transaction Document as and when due and such failure is not remedied within two (2) Business Days after written notice to, or knowledge thereof by, any CNE Party or (ii) the Servicer shall breach Section 8.06 and such failure shall remain unremedied for three (3) Business Days; (b) A Borrowing Base Deficit shall occur, and shall not have been cured within three (3) Business Days; (c) Any CNE Party shall fail to perform or observe any term, covenant or agreement as and when required hereunder or under any other Transaction Document to which it is a party (other than as referred to in clause (a) above or as otherwise separately provided for in this Section 9.01) and such failure, solely to the extent capable of cure, shall continue unremedied for fifteen (15) Business Days after written notice to, or knowledge thereof by, any CNE Party; (d) Any representation or warranty made or deemed to be made by any CNE Party under or in connection with any Transaction Document shall prove to have been false or incorrect in any material respect when made or deemed to be made, and, if capable of cure, such representation or warranty shall continue to be false or incorrect for ten (10) Business Days after written notice to, or knowledge thereof by, any CNE Party; (e) Any CNE Party shall fail to pay any principal of or premium or interest on any Indebtedness that is outstanding in a principal amount in excess of $100,000,000 in the aggregate (but excluding Indebtedness hereunder and Nonrecourse Indebtedness) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

773058473 19636993 82 (f) (i) Any CNE Party shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) an Event of Bankruptcy shall have occurred with respect to any CNE Party; or (iii) any CNE Party or any parent thereof shall take any corporate or other action to authorize any Event of Bankruptcy with respect to any CNE Party; (g) As at the end of any Fiscal Month (such date, the “Determination Date”): (i) the average for three consecutive Fiscal Months of the Days Sales Outstanding shall exceed 65.0 days; (ii) the average for three consecutive Fiscal Months of the Default Ratio shall exceed 10.0%; or (iii) the average for three consecutive Fiscal Months of the Dilution Ratio shall exceed 1.5%; (h) A Change of Control shall occur; (i) (i) One or more judgments for the payment of money shall be entered against Borrower or (ii) one or more judgments or orders for the payment of money in an aggregate amount exceeding $100,000,000 (excluding any such judgments or orders to the extent covered by insurance, subject to any customary deductible, and under which the applicable insurance carrier has not denied coverage) shall be rendered against any CNE Party and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (y) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (j) The “Purchase Termination Date” or any “Purchase Termination Event” under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Borrower under the Receivables Sale Agreement; or Borrower shall for any reason cease to purchase, or cease to have the legal capacity to purchase, or otherwise be incapable of accepting Receivables from any Originator under the Receivables Sale Agreement; (k) Either (i) any Transaction Document shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of the applicable CNE Party or (ii) any CNE Party shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability; (l) Agent for the benefit of the Lenders shall cease to have a valid and perfected ownership or first priority perfected security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts; (m) [Reserved];

773058473 19636993 83 (n) Either (i) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of any Originator or the Borrower or (ii) the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 303(k) or Section 4068 of ERISA with regard to any of the assets of any Originator or the Borrower; (o) (i) the occurrence of a Reportable Event; (ii) the adoption of an amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 206 of ERISA; (iii) the existence with respect to any Multiemployer Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iv) the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA with respect to any Plan (v) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of any CNE Party or any of their respective ERISA Affiliates from any Multiemployer Plan; (vi) the receipt by any CNE Party or any of their respective ERISA Affiliates from the PBGC or any plan administrator of any notice relating to the intention to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan or Multiemployer Plan; (vii) the receipt by any CNE Party or any of their respective ERISA Affiliates of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Title IV of ERISA; (viii) the occurrence of a prohibited transaction with respect to any CNE Party or any of their respective ERISA Affiliates (pursuant to Section 4975 of the Code); (ix) the occurrence or existence of any other similar event or condition with respect to a Plan or a Multiemployer Plan, with respect to each of clause (i) through (ix), either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; (p) Performance Guarantor shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Guaranty and such failure, solely to the extent capable of cure, shall continue unremedied for two (2) Business Days after written notice to, or knowledge thereof by, any CNE Party, or the Performance Guaranty shall cease to be effective or to be the legally valid, binding and enforceable obligation of Performance Guarantor, or Performance Guarantor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability; (q) Any Person shall be appointed as an Independent Director of Borrower without prior notice thereof having been given to Agent in accordance with Section 7.01(b)(vii) or without the written acknowledgement by Agent that such Person conforms, to the satisfaction of Agent, with the criteria set forth in the definition herein of “Independent Director”; or (r) Borrower shall fail to pay in full all of its Borrower Obligations to Agent and the Lenders hereunder and under each other Transaction Document on or prior to the Final Maturity Date; then, and in any such event, the Agent may (or, at the direction of the Required Lenders shall) by notice to the Borrower (x) declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred), (y) declare the Final Maturity Date to have occurred (in which case the Final Maturity Date shall be deemed to have occurred) and (z) declare the Aggregate Capital and all other Borrower Obligations to be immediately due

773058473 19636993 84 and payable (in which case the Aggregate Capital and all other Borrower Obligations shall be immediately due and payable); provided that, automatically upon the occurrence of any event (without any requirement for the giving of notice) described in subsection (e) of this Section 9.01 with respect to the Borrower, the Facility Termination Date shall occur and the Aggregate Capital and all other Borrower Obligations shall be immediately due and payable. Upon any such declaration or designation or upon such automatic termination, the Agent and the other Secured Parties shall have, in addition to the rights and remedies which they may have under this Agreement and the other Transaction Documents, all other rights and remedies provided after default under the UCC and under other Applicable Law, which rights and remedies shall be cumulative. Any proceeds from liquidation of the Collateral shall be applied in the order of priority set forth in Section 3.01. ARTICLE X THE AGENT SECTION 10.01. Authorization and Action. Each Credit Party hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall not have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against the Agent. The Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Borrower or any Affiliate thereof or any Credit Party except for any obligations expressly set forth herein. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Agent ever be required to take any action which exposes the Agent to personal liability or which is contrary to any provision of any Transaction Document or Applicable Law. SECTION 10.02. Agent’s Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement (including, without limitation, the Agent’s servicing, administering or collecting Pool Receivables in the event it replaces the Servicer in such capacity pursuant to Section 8.01), in the absence of its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for any Credit Party or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Credit Party (whether written or oral) and shall not be responsible to any Credit Party for any statements, warranties or representations (whether written or oral) made by any other party in or in connection with this Agreement; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Credit Party or to inspect the property (including the books and records) of any Credit Party; (d) shall not be responsible to any Credit Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished

773058473 19636993 85 pursuant hereto; and (e) shall be entitled to rely, and shall be fully protected in so relying, upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. SECTION 10.03. Agent and Affiliates. With respect to any Credit Extension or interests therein owned by any Credit Party that is also the Agent, such Credit Party shall have the same rights and powers under this Agreement as any other Credit Party and may exercise the same as though it were not the Agent. The Agent and any of its Affiliates may generally engage in any kind of business with the Borrower or any Affiliate thereof and any Person who may do business with or own securities of the Borrower or any Affiliate thereof, all as if the Agent were not the Agent hereunder and without any duty to account therefor to any other Secured Party. SECTION 10.04. Indemnification of Agent. Each Committed Lender agrees to indemnify the Agent on demand (to the extent not reimbursed by the Borrower or any Affiliate thereof), ratably according to the respective Percentage of such Committed Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Agent under this Agreement or any other Transaction Document; provided that no Committed Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross negligence or willful misconduct. SECTION 10.05. Delegation of Duties. The Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. SECTION 10.06. Action or Inaction by Agent. The Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless it shall first receive such advice or concurrence of the Group Agents or the Required Lenders, as the case may be, and assurance of its indemnification by the Committed Lenders, as it deems appropriate. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Group Agents or the Required Lenders, as the case may be, and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all Credit Parties. The Credit Parties and the Agent agree that unless any action to be taken by the Agent under a Transaction Document (i) specifically requires the advice or concurrence of all Group Agents or (ii) may be taken by the Agent alone or without any advice or concurrence of any Group Agent, then the Agent may take action based upon the advice or concurrence of the Required Lenders. SECTION 10.07. Notice of Amortization Events; Action by Agent. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Amortization Event or Amortization Event unless the Agent has received notice from any Credit Party or the Borrower stating that a Potential Amortization Event or Amortization Event has occurred hereunder and describing such Potential Amortization Event or Amortization Event. If the Agent receives such

773058473 19636993 86 a notice, it shall promptly give notice thereof to each Group Agent, whereupon each Group Agent shall promptly give notice thereof to its respective Conduit Lender(s) and Related Committed Lender(s). The Agent may (but shall not be obligated to) take such action, or refrain from taking such action, concerning a Potential Amortization Event or Amortization Event or any other matter hereunder as the Agent deems advisable and in the best interests of the Secured Parties. SECTION 10.08. Non-Reliance on Agent and Other Parties. Each Credit Party expressly acknowledges that neither the Agent nor any of its directors, officers, agents or employees has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Agent. Each Credit Party represents and warrants to the Agent that, independently and without reliance upon the Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower, each Originator or the Servicer and the Pool Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by the Agent to any Credit Party, the Agent shall not have any duty or responsibility to provide any Credit Party with any information concerning the Borrower, any Originator or the Servicer that comes into the possession of the Agent or any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates. SECTION 10.09. Successor Agent. (a) The Agent may, upon at least thirty (30) days’ notice to the Borrower, the Servicer and each Group Agent, resign as Agent. Except as provided below, such resignation shall not become effective until a successor Agent is appointed by the Required Lenders as a successor Agent and has accepted such appointment, subject to the prior written approval of the Borrower (which approval shall not be required upon the occurrence and continuance of an Amortization Event). If no successor Agent shall have been so appointed by the Required Lenders, within thirty (30) days after the departing Agent’s giving of notice of resignation, the departing Agent may, on behalf of the Secured Parties, appoint a successor Agent as successor Agent, subject to the prior written approval of the Borrower (which approval shall not be required upon the occurrence and continuance of an Amortization Event). If no successor Agent shall have been so appointed by the Required Lenders within sixty (60) days after the departing Agent’s giving of notice of resignation, the departing Agent may, on behalf of the Secured Parties, petition a court of competent jurisdiction to appoint a successor Agent. (b) Upon such acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights and duties of the resigning Agent, and the resigning Agent shall be discharged from its duties and obligations under the Transaction Documents. After any resigning Agent’s resignation hereunder, the provisions of this Article X and Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent. SECTION 10.10. Co-Arrangers. Each of the parties hereto hereby acknowledges and agrees that no Co-Arranger shall have any right, power, obligation, liability, responsibility or duty

773058473 19636993 87 under this Agreement. Each of party hereto acknowledges that it has not relied, and will not rely, on any Co-Arranger in deciding to enter into this Agreement and to take, or omit to take, any action under any Transaction Document. SECTION 10.11. Erroneous Payment. (a) If the Agent notifies a Lender, Credit Party or Secured Party, or any Person who has received funds on behalf of a Lender, Credit Party or Secured Party (any such Lender, Credit Party, Secured Party or other recipient, a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Credit Party, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this Section 10.11 and held in trust for the benefit of the Agent, and such Lender, Credit Party or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Credit Party, Secured Party or any Person who has received funds on behalf of a Lender, Credit Party or Secured Party, agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender, Credit Party or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (ii) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

773058473 19636993 88 (iii) such Lender, Credit Party or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 10.11(b). For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this Section 10.11(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 10.11(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender, Credit Party or Secured Party hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender, Credit Party or Secured Party under any Transaction Document, or otherwise payable or distributable by the Agent to such Lender, Credit Party or Secured Party under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Agent has demanded to be returned under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender or Group Agent that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s notice to such Lender or Group Agent at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance Agreement (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance Agreement by reference) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any notes evidencing such Loans to the Borrower or Agent (but the failure of such Person to deliver any such notes shall not affect the effectiveness of the foregoing assignment), (B) the Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Agent and the

773058473 19636993 89 Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (ii) Subject to Section 13.03 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Agent on or with respect to any such Loans acquired from such Lender or related Group Agent pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Agent) and (y) may, in the sole discretion of the Agent, be reduced by any amount specified by the Agent in writing to the applicable Lender from time to time. (e) The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, Credit Party or Secured Party, to the rights and interests of such Lender, Credit Party or Secured Party, as the case may be) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the CNE Parties’ Borrower Obligations under the Transaction Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Borrower Obligations in respect of Loans that have been assigned to the Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Borrower Obligations owed by the Borrower or Servicer; provided that this Section 10.11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Borrower Obligations of the Borrower relative to the amount (and/or timing for payment) of the Borrower Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrower or the Servicer for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any

773058473 19636993 90 claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 10.11 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Group Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Borrower Obligations (or any portion thereof) under any Transaction Document. ARTICLE XI THE GROUP AGENTS SECTION 11.01. Authorization and Action. Each Credit Party that belongs to a Group hereby appoints and authorizes the Group Agent for such Group to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Group Agent by the terms hereof, together with such powers as are reasonably incidental thereto. No Group Agent shall have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against any Group Agent. No Group Agent assumes, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with the Borrower or any Affiliate thereof, any Lender except for any obligations expressly set forth herein. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall any Group Agent ever be required to take any action which exposes such Group Agent to personal liability or which is contrary to any provision of any Transaction Document or Applicable Law. SECTION 11.02. Group Agent’s Reliance, Etc. No Group Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as a Group Agent under or in connection with this Agreement or any other Transaction Documents in the absence of its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, a Group Agent: (a) may consult with legal counsel (including counsel for the Agent, the Borrower or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Credit Party (whether written or oral) and shall not be responsible to any Credit Party for any statements, warranties or representations (whether written or oral) made by any other party in or in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Borrower or any Affiliate thereof or any other Person or to inspect the property (including the books and records) of the Borrower or any Affiliate thereof; (d) shall not be responsible to any Credit Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Transaction Documents or any other instrument or document furnished pursuant hereto; and (e) shall be entitled to rely, and shall be fully protected in so relying, upon any notice (including notice by

773058473 19636993 91 telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. SECTION 11.03. Group Agent and Affiliates. With respect to any Credit Extension or interests therein owned by any Credit Party that is also a Group Agent, such Credit Party shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not a Group Agent. A Group Agent and any of its Affiliates may generally engage in any kind of business with the Borrower or any Affiliate thereof and any Person who may do business with or own securities of the Borrower or any Affiliate thereof or any of their respective Affiliates, all as if such Group Agent were not a Group Agent hereunder and without any duty to account therefor to any other Secured Party. SECTION 11.04. Indemnification of Group Agents. Each Committed Lender in any Group agrees to indemnify the Group Agent for such Group (to the extent not reimbursed by the Borrower or any Affiliate thereof), ratably according to the proportion of the Percentage of such Committed Lender to the aggregate Percentages of all Committed Lenders in such Group, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Group Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by such Group Agent under this Agreement or any other Transaction Document; provided that no Committed Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Group Agent’s gross negligence or willful misconduct. SECTION 11.05. Delegation of Duties. Each Group Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Group Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. SECTION 11.06. Notice of Amortization Events. No Group Agent shall be deemed to have knowledge or notice of the occurrence of any Potential Amortization Event or Amortization Event unless such Group Agent has received notice from the Agent, any other Group Agent, any other Credit Party, the Servicer or the Borrower stating that a Potential Amortization Event or Amortization Event has occurred hereunder and describing such Potential Amortization Event or Amortization Event. If a Group Agent receives such a notice, it shall promptly give notice thereof to the Credit Parties in its Group and to the Agent (but only if such notice received by such Group Agent was not sent by the Agent). A Group Agent may take such action concerning a Potential Amortization Event or Amortization Event as may be directed by Committed Lenders in its Group representing a majority of the Commitments in such Group (subject to the other provisions of this Article XI), but until such Group Agent receives such directions, such Group Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as such Group Agent deems advisable and in the best interests of the Conduit Lenders and Committed Lenders in its Group. SECTION 11.07. Non-Reliance on Group Agent and Other Parties. Each Credit Party expressly acknowledges that neither the Group Agent for its Group nor any of such Group Agent’s

773058473 19636993 92 directors, officers, agents or employees has made any representations or warranties to it and that no act by such Group Agent hereafter taken, including any review of the affairs of the Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by such Group Agent. Each Credit Party represents and warrants to the Group Agent for its Group that, independently and without reliance upon such Group Agent, any other Group Agent, the Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower or any Affiliate thereof and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by a Group Agent to any Credit Party in its Group, no Group Agent shall have any duty or responsibility to provide any Credit Party in its Group with any information concerning the Borrower or any Affiliate thereof that comes into the possession of such Group Agent or any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates. SECTION 11.08. Successor Group Agent. Any Group Agent may, upon at least thirty (30) days’ notice to the Agent, the Borrower, the Servicer and the Credit Parties in its Group, resign as Group Agent for its Group. Such resignation shall not become effective until a successor Group Agent is appointed by the Lender(s) in such Group. Upon such acceptance of its appointment as Group Agent for such Group hereunder by a successor Group Agent, such successor Group Agent shall succeed to and become vested with all the rights and duties of the resigning Group Agent, and the resigning Group Agent shall be discharged from its duties and obligations under the Transaction Documents. After any resigning Group Agent’s resignation hereunder, the provisions of this Article XI and Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Group Agent. SECTION 11.09. Reliance on Group Agent. Unless otherwise advised in writing by a Group Agent or by any Credit Party in such Group Agent’s Group, each party to this Agreement may assume that (i) such Group Agent is acting for the benefit and on behalf of each of the Credit Parties in its Group, as well as for the benefit of each assignee or other transferee from any such Person and (ii) each action taken by such Group Agent has been duly authorized and approved by all necessary action on the part of the Credit Parties in its Group. ARTICLE XII INDEMNIFICATION SECTION 12.01. Indemnification by the Borrower. Without limiting any other rights that Agent, any Group Agent, any Funding Source, any Lender or any of their respective Affiliates may have hereunder or under Applicable Law, Borrower hereby agrees to indemnify (and pay upon demand to) Agent, each Group Agent, each Funding Source, each Lender and their respective Affiliates, successors, assigns, officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees (which attorneys may be employees of any Indemnified Party) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of

773058473 19636993 93 or as a result of this Agreement, or the use of the proceeds of any Credit Extension or Release hereunder, or the acquisition, funding or ownership either directly or indirectly, by any Indemnified Party of an interest in the Collateral, Receivables, or any Receivable or any Contract or any Related Security, or any action or inaction of any Loan Party, excluding, however: (x) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification; or (y) Indemnified Taxes pursuant to Section 4.03 (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim); provided, however, that nothing contained in this sentence shall limit the liability of Borrower or limit the recourse of the Lenders to the Borrower for amounts otherwise specifically provided to be paid by Borrower under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Borrower shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Borrower) relating to or resulting from: (i) any representation or warranty made by Borrower (or any officers thereof) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made; (ii) the failure by Borrower to comply with any Applicable Law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such Applicable Law, rule or regulation; (iii) any failure of Borrower to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document; (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance, electricity or other services that are the subject of any Contract or any Receivable; (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of electricity or other service related to such Receivable or the furnishing or failure to furnish such electricity or other services;

773058473 19636993 94 (vi) the commingling of Collections of Receivables at any time with other funds (including collections of Excluded Receivables); (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of a Credit Extension or Release, the ownership or security interest in the Collateral (or any portion thereof) or any other investigation, litigation or proceeding relating to Borrower, Servicer or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby; (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding; (ix) any Amortization Event described in Section 9.01(f); (x) any failure of Borrower to acquire and maintain legal and equitable title to, and ownership of, any Receivable and the Related Security and Collections with respect thereto from any Originator, free and clear of any Adverse Claim; or any failure of Borrower to give reasonably equivalent value to any Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action; (xi) any failure to vest and maintain vested in Agent for the benefit of the Lenders, or to transfer to Agent for the benefit of the Lenders, a valid and perfected first priority security interest in, the Collateral, free and clear of any Adverse Claim; (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Credit Extension or Release or at any subsequent time; (xiii) any action or omission by Borrower which reduces or impairs the rights of Agent or the Lenders with respect to any Receivable or the value of any such Receivable; (xiv) any setoff with respect to any Receivable; (xv) any attempt by any Person to void any Credit Extension or Release under statutory provisions or common law or equitable action; (xvi) the failure or delay to provide any Obligor with an invoice or other evidence of indebtedness;

773058473 19636993 95 (xvii) the failure by the Borrower to pay when due any energy surcharges or other governmental charges payable by the Borrower in connection with the Receivables or the Transaction Documents; (xviii) any amounts payable by the Agent to a Collection Bank under any Collection Account Agreement; (xix) the existence of any “Linked Account” (as defined in the applicable Collection Account Agreement) with respect to any Collection Account (including any such “Linked Account” permitted hereunder) and any debit from or other charge against any Collection Account as a result of any “Settlement Item” (as defined in the applicable Collection Account Agreement) that originated in any account other than a Collection Account; (xx) the failure of any Receivable included in the calculation of the Net Receivable Pool Balance as an Eligible Receivable to be an Eligible Receivable at the time so included; (xxi) the failure of any Collections to be remitted directly from a Utility Account to a Collection Account; and (xxii) any civil penalty or fine assessed by OFAC or any other governmental authority administering any Anti-Corruption Law or Sanctions, and all reasonable costs and expenses (including reasonable documented legal fees and disbursements) incurred in connection with defense thereof by, any Indemnified Party in connection with the Transaction Documents as a result of any action of the Borrower or any of its respective Affiliates. SECTION 12.02. Indemnification by the Servicer. Without limiting any other rights that Agent, any Group Agent, any Funding Source, any Lender or any of their respective Affiliates may have hereunder or under Applicable Law, Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party from and against any Indemnified Amounts awarded against or incurred by any of them, arising out of or resulting from (whether directly or indirectly): (a) the failure of any information contained in any Monthly Report or Weekly Report, as of the date such Monthly Report or Weekly Report is delivered pursuant to Section 8.06 to be true and correct, or the failure of any other information provided to such Indemnified Party by, or on behalf of, the Servicer to be true and correct, (b) the failure of any representation, warranty or statement made or deemed made by the Servicer under or in connection with this Agreement or any other Transaction Document to which it is a party, to have been true and correct as of the date made or deemed made, (c) the failure by the Servicer to comply with any Applicable Law, rule or regulation with respect to any Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Collateral resulting from or related to the collection activities with respect to such Receivable, (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof or any other Transaction Document to which it is a party, (f) the commingling of Collections of Receivables at any time with other funds (including collections of Excluded Receivables), (g) any amounts payable by the Agent to a Collection Bank under any Collection Account Agreement, (h) the

773058473 19636993 96 existence of any “Linked Account” (as defined in the applicable Collection Account Agreement) with respect to any Collection Account (including any such “Linked Account” permitted hereunder) and any debit from or other charge against any Collection Account as a result of any “Settlement Item” (as defined in the applicable Collection Account Agreement) that originated in any account other than a Collection Account, (i) any civil penalty or fine assessed by OFAC or any other governmental authority administering any Anti-Corruption Law or Sanctions, and all reasonable costs and expenses (including reasonable documented legal fees and disbursements) incurred in connection with defense thereof by, any Indemnified Party in connection with the Transaction Documents as a result of any action of the Borrower or any of its respective Affiliates, (j) the failure of any Collections to be remitted directly from a Utility Account to a Collection Account or (k) any breach of the covenants of Section 7.01(l); excluding, however: (x) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification; (y) Indemnified Taxes pursuant to Section 4.03 (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim); or (z) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor. ARTICLE XIII MISCELLANEOUS SECTION 13.01. Amendments, Etc. (a) No failure on the part of any Credit Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Except as otherwise expressly set forth in this Agreement (including Section 4.06), no amendment or waiver of any provision of this Agreement or consent to any departure by any of the Borrower or any Affiliate thereof shall be effective unless in a writing signed by the Agent and the Required Lenders (and, in the case of any amendment, also signed by the Borrower), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (A) no amendment, waiver or consent shall, unless in writing and signed by the Servicer, affect the rights or duties of the Servicer under this Agreement; (B) no amendment, waiver or consent shall, unless in writing and signed by the Agent and each Group Agent: (ii) amend the definitions of, Borrowing Base, Borrowing Base Deficit, Defaulted Receivable, Delinquent Government Receivable, Eligible Receivable, Excess Concentration, Excluded Receivable, Facility Limit, Final Maturity Date, Net Receivable Pool Balance or Required Reserves contained in this Agreement, or increase the then

773058473 19636993 97 existing Specified Concentration Percentage for any Obligor or change the calculation of the Borrowing Base; (iii) reduce the amount of Capital or Interest that is payable on account of any Loan or with respect to any other Credit Extension or delay any scheduled date for payment thereof; (iv) amend any Amortization Event; (v) release all or a material portion of the Collateral from the Agent’s security interest created hereunder; (vi) amend this Section 13.01 or the definition of “Required Lenders”; or (vii) amend the order of priority in which Collections are applied pursuant to Section 3.01. Notwithstanding the foregoing, (A) no amendment, waiver or consent shall increase any Committed Lender’s Commitment hereunder without the consent of such Committed Lender and (B) no amendment, waiver or consent shall reduce any Fees payable by the Borrower to any member of any Group or delay the dates on which any such Fees are payable, in either case, without the consent of the Group Agent for such Group. SECTION 13.02. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile and email communication) and faxed, emailed or delivered, to each party hereto, at its address set forth under its name on Schedule III hereto or at such other address, facsimile number or email address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile or email shall be effective when sent receipt confirmed by electronic or other means (such as by the “return receipt requested” function, as available, return electronic mail or other acknowledgement), and notices and communications sent by other means shall be effective when received. SECTION 13.03. Assignability. (a) Assignment by Conduit Lenders. This Agreement and the rights of each Conduit Lender hereunder (including each Loan made by it hereunder) shall be assignable by such Conduit Lender and its successors and permitted assigns (ii) to any Funding Source of such Conduit Lender without prior notice to or consent from the Borrower or any other party, or any other condition or restriction of any kind, (ii) to any other Lender with prior notice to the Borrower but without consent from the Borrower or (iii) with the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that such consent shall not be required if an Amortization Event has occurred and is continuing), to any other Eligible Assignee. Each assignor of a Loan or any interest therein may, in connection with the assignment or participation, disclose to the assignee or Participant any information relating to the Borrower and its Affiliates, including the Receivables, furnished to such assignor by or on behalf

773058473 19636993 98 of the Borrower and its Affiliates or by the Agent; provided that, prior to any such disclosure, the assignee or Participant agrees to preserve the confidentiality of any confidential information relating to the Borrower and its Affiliates received by it from any of the foregoing entities in a manner consistent with Section 13.06(b). (b) Assignment by Committed Lenders. Each Committed Lender may assign to any Eligible Assignee or to any other Committed Lender all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and any Loan or interests therein owned by it); provided, however that: (ii) except for an assignment by a Committed Lender to either an Affiliate of such Committed Lender or any other Committed Lender, each such assignment shall require the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that such consent shall not be required if an Amortization Event has occurred and is continuing); (iii) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement; and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance Agreement. Upon such execution, delivery, acceptance and recording from and after the effective date specified in such Assignment and Acceptance Agreement, (x) the assignee thereunder shall be a party to this Agreement, and to the extent that rights and obligations under this Agreement have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Committed Lender hereunder and (y) the assigning Committed Lender shall, to the extent that rights and obligations have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish such rights and be released from such obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Committed Lender’s rights and obligations under this Agreement, such Committed Lender shall cease to be a party hereto). (c) Register. The Agent shall, acting solely for this purpose as an agent of the Borrower, maintain at its address referred to on Schedule III of this Agreement (or such other address of the Agent notified by the Agent to the other parties hereto) a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Committed Lenders and the Conduit Lenders, the Commitment of each Committed Lender and the aggregate outstanding Capital (and stated interest) of the Loans of each Conduit Lender and Committed Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Servicer, the Agent, the Group Agents, and the other Credit Parties shall treat each Person whose name is recorded in the Register pursuant to the terms of this Agreement as a Committed Lender or Conduit Lender, as the case may be, under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Servicer, any

773058473 19636993 99 Group Agent, any Conduit Lender or any Committed Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Procedure. Upon its receipt of an Assignment and Acceptance Agreement executed and delivered by an assigning Committed Lender and an Eligible Assignee or assignee Committed Lender, the Agent shall, if such Assignment and Acceptance Agreement has been duly completed, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and the Servicer. (e) Participations. Each Committed Lender may sell participations to one or more Eligible Assignees (each, a “Participant”) in or to all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the interests in the Loans owned by it); provided, however, that: (ii) such Committed Lender’s obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, and (iii) such Committed Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations. The Agent, the Group Agents, the Conduit Lenders, the other Committed Lenders, the Borrower and the Servicer shall have the right to continue to deal solely and directly with such Committed Lender in connection with such Committed Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Transaction Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Transaction Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 13.01(a) or the last sentence of Section 13.01(a) that directly and adversely affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.01 and 4.03 (subject to the requirements and limitations therein, including the requirements under Section 4.03(f) (it being understood that the documentation required under Section 4.03(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant shall not be entitled to receive any greater payment under Section 4.01 or 4.03, with respect to any participation, than its participating Lender would have been entitled to receive, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. (f) Participant Register. Each Committed Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Committed Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any

773058473 19636993 100 information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Committed Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (g) Assignments by Agents. This Agreement and the rights and obligations of the Agent and each Group Agent herein shall be assignable by the Agent or such Group Agent, as the case may be, and its successors and assigns; provided that in the case of an assignment to a Person that is not an Affiliate of the Agent or such Group Agent, so long as no Amortization Event has occurred and is continuing, such assignment shall require the Borrower’s consent (not to be unreasonably withheld, conditioned or delayed). (h) Assignments by the Borrower or the Servicer. Neither the Borrower nor, except as provided in Section 8.01, the Servicer may assign any of its respective rights or obligations hereunder or any interest herein without the prior written consent of the Agent and each Group Agent (such consent to be provided or withheld in the sole discretion of such Person). (i) Pledge to a Federal Reserve Bank. Notwithstanding any other provision of this Agreement to the contrary, any Lender may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement (including, without limitation, rights to payment of Capital and Interest) and any other Transaction Document to secure its obligations to a Federal Reserve Bank, without notice to or consent of Borrower or Agent; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder, or substitute any such pledgee or grantee for such Lender as a party hereto. (j) Pledge to a Security Trustee. Notwithstanding any other provision of this Agreement to the contrary, any Conduit Lender may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement (including, without limitation, rights to payment of Capital and Interest) and any other Transaction Document to secure obligations of such Conduit Lender to a collateral trustee or security trustee under its Commercial Paper program, without notice to or consent of Borrower or Agent; provided that no such pledge or grant of a security interest shall release a Conduit Lender from any of its obligations hereunder, or substitute any such pledgee or grantee for such Conduit Lender as a party hereto. SECTION 13.04. Other Costs and Expenses. In addition to the rights of indemnification granted under Section 12.01 hereof, the Borrower agrees to pay on demand all reasonable out-of- pocket costs and expenses in connection with the preparation, negotiation, execution, delivery and administration of this Agreement, any Funding Agreement (or any supplement or amendment thereof) related to this Agreement and the other Transaction Documents (together with all amendments, restatements, supplements, consents and waivers, if any, from time to time hereto and thereto), including, without limitation, (i) the reasonable and documented Attorney Costs for the Agent and the other Credit Parties and any of their respective Affiliates with respect thereto and with respect to advising the Agent and the other Credit Parties and their respective Affiliates

773058473 19636993 101 as to their rights and remedies under this Agreement and the other Transaction Documents and (ii) reasonable and documented accountants’, auditors’ and consultants’ fees and expenses for the Agent and the other Credit Parties and any of their respective Affiliates and the fees and charges of any nationally recognized statistical rating agency incurred in connection with the administration and maintenance of this Agreement or advising the Agent or any other Credit Party as to their rights and remedies under this Agreement or as to any actual or reasonably claimed breach of this Agreement or any other Transaction Document. In addition, the Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented Attorney Costs), of the Agent and the other Credit Parties and their respective Affiliates, incurred in connection with the enforcement of any of their respective rights or remedies under the provisions of this Agreement and the other Transaction Documents. SECTION 13.05. No Proceedings; Limitation on Payments. (a) Each of the parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit Lender or any Committed Lender or Funding Source that is a special purpose bankruptcy remote entity, it will not institute against, or join any other Person in instituting against, any Conduit Lender, any such Committed Lender or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. (b) Servicer hereby covenants and agrees that, prior to the date that is one year and one day after the Final Payout Date, it will not institute against, or join any other Person in instituting against, Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. (c) Notwithstanding any provisions contained in this Agreement to the contrary, a Conduit Lender shall not, and shall be under no obligation to, pay any amount, if any, payable by it pursuant to this Agreement or any other Transaction Document unless (i) such Conduit Lender has received funds which may be used to make such payment and which funds are not required to repay such Conduit Lender’s Commercial Paper when due and (ii) after giving effect to such payment, either (x) such Conduit Lender could issue Commercial Paper to refinance all of its outstanding Commercial Paper (assuming such outstanding Commercial Paper matured at such time) in accordance with the program documents governing such Conduit Lender’s securitization program or (y) all of such Conduit Lender’s Commercial Paper are paid in full. Any amount which any Conduit Lender does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or company obligation of such Conduit Lender for any such insufficiency unless and until such Conduit Lender satisfies the provisions of clauses (i) and (ii) above. The provisions of this Section 13.05 shall survive any termination of this Agreement. SECTION 13.06. Confidentiality. (a) Each Loan Party, Agent, each Group Agent and each Lender shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement

773058473 19636993 102 and the other confidential or proprietary information with respect to Agent, each Group Agent, each Lender and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Loan Party, Agent, such Group Agent and such Lender and its officers and employees may disclose such information to such Loan Party’s, Agent’s, such Group Agent’s and such Lender’s external accountants and attorneys and as required by any Applicable Law (including, without limitation, the Exchange Act) or order of any judicial or administrative proceeding. (b) Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to Agent, the Committed Lender, the Group Agents or the Conduit Lenders by each other and by each such Person to such Person’s equityholders, (ii) by Agent, the Group Agents or the Lenders to any prospective or actual assignee or participant of any of them and (iii) by Agent, any Group Agent or any Conduit Lender to any collateral trustee or security trustee, any rating agency, Funding Source, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Conduit Lender or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which MUFG or any Group Agent acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of and agrees to maintain the confidential nature of such information. In addition, the Lenders, the Group Agents and Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law). SECTION 13.07. GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK). SECTION 13.08. Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Agreement. SECTION 13.09. Integration; Binding Effect; Survival of Termination.

773058473 19636993 103 (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until the Final Payout Date; provided, however, that the provisions of Sections 4,01, 4.02, 4.03, 10.04, 10.07, 10.11, 11.04, 11.06, 12.01, 12.02, 13.04, 13.05, 13.06, 13.09, 13.10, 13.11, 13.13 and 13.16 shall survive any termination of this Agreement. SECTION 13.10. CONSENT TO JURISDICTION. EACH LOAN PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH LOAN PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT, ANY GROUP AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST AGENT, ANY GROUP AGENT OR ANY LENDER OR ANY AFFILIATE OF AGENT, ANY GROUP AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK CITY, NEW YORK. SECTION 13.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER. SECTION 13.12. Ratable Payments. If any Credit Party, whether by setoff or otherwise, has payment made to it with respect to any Borrower Obligations in a greater proportion than that received by any other Credit Party entitled to receive a ratable share of such Borrower Obligations, such Credit Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Borrower Obligations held by the other Credit Parties so that after such purchase each Credit Party will hold its ratable proportion of such Borrower Obligations; provided that if all or any portion of such excess amount is thereafter recovered from such Credit Party, such

773058473 19636993 104 purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. SECTION 13.13. Limitation of Liability. (a) No claim may be made by any CNE Party against any Credit Party or their respective Affiliates, members, directors, officers, employees, incorporators, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Transaction Document, or any act, omission or event occurring in connection herewith or therewith; and each of the Borrower and the Servicer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. None of the Credit Parties and their respective Affiliates shall have any liability to the Borrower or any Affiliate thereof or any other Person asserting claims on behalf of or in right of the Borrower or any Affiliate thereof in connection with or as a result of this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Borrower or any Affiliate thereof result from the breach of contract, gross negligence or willful misconduct of such Credit Party in performing its duties and obligations hereunder and under the other Transaction Documents to which it is a party. (b) The obligations of the Agent and each of the other Credit Parties under this Agreement and each of the Transaction Documents are solely the corporate obligations of such Person. No recourse shall be had for any obligation or claim arising out of or based upon this Agreement or any other Transaction Document against any member, director, officer, employee or incorporator of any such Person. SECTION 13.14. Intent of the Parties. The Borrower, the Servicer, the Agent and the other Credit Parties acknowledge and agree that the Loans and the obligations of the Borrower hereunder are intended to be treated under United States federal, and applicable state, and local tax law as debt (the “Intended Tax Treatment”). The Borrower, the Servicer, the Agent and the other Credit Parties agree to file no tax return, or take any action, inconsistent with the Intended Tax Treatment unless required by law. Each assignee and each Participant acquiring an interest in a Credit Extension, by its acceptance of such assignment or participation, agrees to comply with the immediately preceding sentence. SECTION 13.15. USA Patriot Act. The Agent and each Lender hereby notifies each other party hereto that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies each such party, which information includes the name, address, tax identification number and other information that will allow the Agent and each Lender to identify such party in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act. Promptly following any request therefor, each party to this Agreement shall deliver to the Agent all documentation and other information requested by the Agent in connection with applicable “know your customer” and anti-money-

773058473 19636993 105 laundering and counter-terrorist financing laws, rules and regulations and the Beneficial Ownership Rule. SECTION 13.16. Right of Setoff. Each Credit Party is hereby authorized (in addition to any other rights it may have), at any time during the continuance of an Amortization Event, to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Credit Party (including by any branches or agencies of such Credit Party) to, or for the account of: (a) the Borrower against amounts owing by the Borrower hereunder (even if contingent or unmatured) or (b) the Servicer against amounts owing by the Servicer hereunder (even if contingent or unmatured); provided that such Credit Party shall notify the Borrower or the Servicer, as applicable, promptly following such setoff. SECTION 13.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (ii) a reduction in full or in part or cancellation of any such liability; (iii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or (iv) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. SECTION 13.18. Securitisation Regulation; Information; Indemnity. (a) Securitisation Regulation. CNE hereby represents, warrants and agrees for the benefit of the Agent and the Lenders until the Final Payout Date that: (i) CNE, as originator for purposes of the Securitisation Regulation, shall retain a material net economic interest in the Receivables in an amount not less than 5% of the nominal value of the Receivables in the form of a first loss tranche determined in accordance

773058473 19636993 106 with sub-paragraph (d) of Article 6(3) of the Securitisation Regulation, which material economic interest shall be based upon (1) CNE’s ownership of all of the membership interest of the Borrower and ownership of all of the Subordinated Notes issued by the Borrower, and (2) the Borrower’s right to receive amounts in accordance with the priority of payments set forth in Section 3.01(a). (ii) CNE shall not change the manner in which it retains or the method of calculation of such material net economic interest, except to the extent permitted under the Securitisation Regulation Rules; (iii) Each of CNE and the Borrower shall not hedge or otherwise mitigate its credit risk under, or sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from, such material net economic interest, except to the extent permitted under the Securitisation Regulation Rules; (iv) CNE shall provide confirmation as to the continued compliance with the foregoing clauses (i) through (iii) above (A) by providing such confirmation to the Servicer on a monthly basis for inclusion in each Monthly Report, (B) promptly following the occurrence of any Potential Amortization Event or Amortization Event and (C) from time to time promptly upon written request by the Agent (on behalf of any Lender) in connection with any material change in the performance of the Receivables or the transaction contemplated by the Transaction Documents or any material breach of the Transaction Documents; (v) CNE shall notify the Agent, each Lender and each Group Agent promptly and in any event within five (5) Business Days of: (A) any change in the identity of the Person or Persons, if any, through which it is retaining and holding such material net economic interest or (B) any breach of clause (i) through (iii) above; (vi) CNE (A) was not established and does not operate for the sole purpose of securitizing exposures, (B) has a business strategy and the capacity to meet payment obligations and the capacity to meet payment obligations (x) consistent with a broader business enterprise and (y) involving material support from capital, assets, fees or other income available to CNE, relying neither on the Receivables and any other exposures being securitised by CNE, the material net economic interest nor on any other interests retained or proposed to be retained in accordance with the Securitisation Regulation, nor on any corresponding income from such exposures and interests, and (C) has responsible decision-makers who have the required experience to enable CNE to pursue its established business strategy, as well as an adequate corporate governance arrangement; (vii) CNE granted all the credits giving rise to the Receivables on the basis of sound and well-defined underwriting criteria; and have, and shall maintain clearly established processes for approving, amending, modifying or renewing the Receivables and have effective systems in place to apply those criteria and process to ensure that the Receivables are granted based on a thorough assessment of each Obligor’s creditworthiness; (viii) the credit underwriting policies for CNE and the standard terms and conditions for the granting of credit by CNE are established and implemented by CNE, such that

773058473 19636993 107 CNE has been directly or indirectly involved in the origination of the Receivables that have been extended to the Obligors by CNE, and CNE has established and is managing the securitisation contemplated by the Transaction Documents and therefore is an ‘originator’ as defined in the Securitisation Regulation; and (ix) none of the Receivables is a securitisation position (as defined in the Securitisation Regulation). (b) Information. CNE covenants that it shall, from time to time at first request by the Agent or any Lender (i) provide to the Agent and such Lender all information which the Agent or such Lender reasonably requests in order for the Agent or the Lender, as applicable, to comply with any of its obligations under the Securitisation Regulation, and (ii) take such further action, provide such further information and enter into such other agreements not otherwise provided for hereunder as may be reasonably required by any Lender in order for such Lender to comply with its obligations under the Securitisation Regulation in relation to the Transaction Documents and the transactions contemplated thereby. (c) Indemnity. CNE hereby agrees to indemnify and hold harmless each Indemnified Party from and against any and all EU Losses (as defined below) resulting from or arising out of any breach by CNE of this Section 13.18. “EU Losses” shall mean each of (i) the amount necessary to compensate such Indemnified Party for any increased cost or any reduction in its rate of return on capital which such Indemnified Party reasonably attributes to such increase in capital that is required or directed to be maintained by that Indemnified Party in relation to its interest in such Covered Pool (including by application of an additional risk weight pursuant to Article 270a of Regulation (EU) No. 575/2013) and (ii) any out-of-pocket costs and expenses (including reasonable fees of external counsel) of such Indemnified Party resulting from or arising out of any breach by CNE of this Section 13.18. [Signature Pages Follow]

773058473 19636993 S-1 Receivables Financing Agreement IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. NEWENERGY RECEIVABLES LLC By: /s/ Eugene P. Miles ______________________ Name: Eugene P. Miles Title: Assistant Treasurer CONSTELLATION NEWENERGY, INC., as the Servicer By: /s/ Eugene P. Miles ______________________ Name: Eugene P. Miles Title: Assistant Treasurer

773058473 19636993 S-2 Receivables Financing Agreement MUFG BANK, LTD., as Agent By: /s/ Eric Williams _________________________ Name: Eric Williams Title: Managing Director MUFG BANK, LTD., as Group Agent for the MUFG Group By: /s/ Eric Williams _________________________ Name: Eric Williams Title: Managing Director MUFG BANK, LTD., as a Committed Lender By: /s/ Eric Williams _________________________ Name: Eric Williams Title: Managing Director VICTORY RECEIVABLES CORPORATION, as a Conduit Lender By: /s/ Kevin J. Corrigan ______________________ Name: Kevin J. Corrigan Title: Vice President

773058473 19636993 S-3 Receivables Financing Agreement MIZUHO BANK, LTD., as Group Agent for the Mizuho Group By: /s/ Jeremy Ebrahim _______________________ Name: Jeremy Ebrahim Title: Managing Director MIZUHO BANK, LTD., as a Committed Lender By: /s/ Jeremy Ebrahim _______________________ Name: Jeremy Ebrahim Title: Managing Director

773058473 19636993 S-4 Receivables Financing Agreement PNC BANK, NATIONAL ASSOCIATION, as Group Agent for the PNC Group By: /s/ Michael Brown ________________________ Name: Michael Brown Title: Executive Vice President PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender By: /s/ Michael Brown Name: Michael Brown Title: Executive Vice President

773058473 19636993 S-5 Receivables Financing Agreement THE BANK OF NOVA SCOTIA, as Group Agent for the Scotia Group By: /s/ Elie Silver ____________________________ Name: Elie Silver Title: Managing Director THE BANK OF NOVA SCOTIA, as a Committed Lender By: /s/ Elie Silver ____________________________ Name: Elie Silver Title: Managing Director LIBERTY STREET FUNDING LLC, as a Conduit Lender By: /s/ Kevin J. Corrigan ______________________ Name: Kevin J. Corrigan Title: Vice President

773058473 19636993 S-6 Receivables Financing Agreement ROYAL BANK OF CANADA, as Group Agent for the RBC Group By: /s/ Veronica L. Gallagher __________________ Name: Veronica L. Gallagher Title: Authorized Signatory ROYAL BANK OF CANADA, as a Committed Lender By: /s/ Veronica L. Gallagher __________________ Name: Veronica L. Gallagher Title: Authorized Signatory By: /s/ Ross Shaiman _________________________ Name: Ross Shaiman Title: Authorized Signatory OLD LINE FUNDING, LLC, as a Conduit Lender By: /s/ Veronica L. Gallagher __________________ Name: Veronica L. Gallagher Title: Authorized Signatory

773058473 19636993 S-7 Receivables Financing Agreement PNC BANK, NATIONAL ASSOCIATION, as a Co-Arranger By: /s/ Michael Brown ________________________ Name: Michael Brown Title: Executive Vice President

773058473 19636993 S-8 Receivables Financing Agreement MIZUHO BANK, LTD., as a Co-Arranger By: /s/ Jeremy Ebrahim _______________________ Name: Jeremy Ebrahim Title: Managing Director

773058473 19636993 S-9 Receivables Financing Agreement THE BANK OF NOVA SCOTIA, as a Co-Arranger By: /s/ Elie Silver ____________________________ Name: Elie Silver Title: Managing Director

773058473 19636993 S-10 Receivables Financing Agreement ROYAL BANK OF CANADA, as a Co-Arranger By: /s/ Veronica L. Gallagher __________________ Name: Veronica L. Gallagher Title: Authorized Signatory

773058473 19636993 Exhibit A-1 EXHIBIT A Form of Loan Request [Letterhead of Borrower] [Date] [Agent] [Group Agents] Re: Loan Request Ladies and Gentlemen: Reference is hereby made to that certain Receivables Financing Agreement, dated as of December 31, 2024 among NewEnergy Receivables LLC (the “Borrower”), Constellation NewEnergy, Inc., as Servicer (the “Servicer”), the Co-Arrangers party thereto, the Lenders party thereto, the Group Agents party thereto and MUFG Bank, Ltd., as Agent (in such capacity, the “Agent”) (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used in this Loan Request and not otherwise defined herein shall have the meanings assigned thereto in the Agreement. This letter constitutes a Loan Request pursuant to Section 2.02(a) of the Agreement. The Borrower hereby requests a Loan in the amount of [$_______] to be made on [_____, 20__] (of which $[_____] shall be funded by the MUFG Group, $[_____] shall be funded by the PNC Group, $[_____] shall be funded by the Mizuho Group, and $[_____] shall be funded by the Scotia Group and $[_____] shall be funded by the RBC Group). The proceeds of such Loan should be deposited to [Account number], at [Name, Address and ABA Number of Bank]. After giving effect to such Loan, the Aggregate Capital will be [$_______]. The Borrower hereby represents and warrants as of the date hereof, and after giving effect to such Credit Extension, as follows: (i) the representations and warranties set forth in Section 6.01 of the Receivables Financing Agreement are true and correct on and as of the date of such Credit Extension as though made on and as of such date; (ii) no event has occurred and is continuing, or would result from such Credit Extension, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Credit Extension, that would constitute a Potential Amortization Event; (iii) no Borrowing Base Deficit exists or would exist after giving effect to such Credit Extension;

773058473 19636993 Exhibit A-2 (iv) the Aggregate Capital does not exceed the Facility Limit either before or after giving effect to such Credit Extension; and (v) the Facility Termination Date has not occurred.

773058473 19636993 Exhibit A-3 IN WITNESS WHEREOF, the undersigned has executed this letter by its duly authorized officer as of the date first above written. Very truly yours, NEWENERGY RECEIVABLES LLC By: ________________________________________ Name: Title:

Exhibit B-1 773058473 19636993 EXHIBIT B Form of Reduction Notice [LETTERHEAD OF BORROWER] [Date] [Agent] [Group Agents] Re: Reduction Notice Ladies and Gentlemen: Reference is hereby made to that certain Receivables Financing Agreement, dated as of December 31, 2024 among NewEnergy Receivables LLC (the “Borrower”), Constellation NewEnergy, Inc., as Servicer (the “Servicer”), the Co-Arrangers party thereto, the Lenders party thereto, the Group Agents party thereto and MUFG Bank, Ltd., as Agent (in such capacity, the “Agent”) (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used in this Reduction Notice and not otherwise defined herein shall have the meanings assigned thereto in the Agreement. This letter constitutes a Reduction Notice pursuant to Section 2.02(d) of the Agreement. The Borrower hereby notifies the Agent and the Lenders that it shall prepay the outstanding Capital of the Lenders in the amount of [$_______] to be made on [_____, 202_]. After giving effect to such prepayment, the Aggregate Capital will be [$_______]. The Borrower hereby represents and warrants as of the date hereof, and after giving effect to such reduction, as follows: (i) the representations and warranties of the Borrower and the Servicer contained in Section 6.01 of the Agreement are true and correct in all material respects on and as of the date of such prepayment as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; (ii) no Amortization Event or Potential Amortization Event has occurred and is continuing, and no Amortization Event or Potential Amortization Event would result from such prepayment; (iii) no Borrowing Base Deficit exists or would exist after giving effect to such prepayment; and (iv) the Facility Termination Date has not occurred.

Exhibit B-2 773058473 19636993 IN WITNESS WHEREOF, the undersigned has executed this letter by its duly authorized officer as of the date first above written. Very truly yours, NEWENERGY RECEIVABLES LLC By: ____________________________________ Name: Title:

Exhibit C-1 773058473 19636993 EXHIBIT C [Form of Assignment and Acceptance Agreement] Dated as of ___________, 20__ Section 1. Commitment assigned: $[_____] Assignor’s remaining Commitment: $[_____] Capital allocable to Commitment assigned: $[_____] Assignor’s remaining Capital: $[_____] Interest (if any) allocable to Capital assigned: $[_____] Interest (if any) allocable to Assignor’s remaining Capital: $[_____] Section 2. Effective Date of this Assignment and Acceptance Agreement: [__________] Upon execution and delivery of this Assignment and Acceptance Agreement by the assignee and the assignor and the satisfaction of the other conditions to assignment specified in Section 13.03(b) of the Agreement (as defined below), from and after the effective date specified above, the assignee shall become a party to, and, to the extent of the rights and obligations thereunder being assigned to it pursuant to this Assignment and Acceptance Agreement, shall have the rights and obligations of a Committed Lender under that certain Receivables Financing Agreement, dated as of December 31, 2024 among NewEnergy Receivables LLC (the “Borrower”), Constellation NewEnergy, Inc., as Servicer (the “Servicer”), the Co-Arrangers party thereto, the Lenders party thereto, the Group Agents party thereto and MUFG Bank, Ltd., as Agent (in such capacity, the “Agent”) (as amended, supplemented or otherwise modified from time to time, the “Agreement”). (Signature Pages Follow)

Exhibit C-2 773058473 19636993 ASSIGNOR: [_________] By: Name: Title ASSIGNEE: [_________] By: Name: Title: [Address] Accepted as of date first above written: MUFG BANK, LTD., as Agent By: Name: Title: NEWENERGY RECEIVABLES LLC, as Borrower By: Name: Title:

Exhibit D-1 773058473 19636993 EXHIBIT D Places of Business of the Loan Parties; Locations of Records; Federal Employer Identification Number(s) A. Principal Place of Business for Borrower and CNE Borrower: 1310 Point St, Baltimore, MD 21231 CNE: Currently: 1310 Point St, Baltimore, MD 21231 1001 Louisiana St Suite 2300, Houston, TX 77002 Previously: 1221 Lamar St, Suite 750, Houston, TX 77010 B. Location of Records and Chief Executive Offices: Borrower: Currently: 1310 Point St, Baltimore, MD 21231 Previously: 1310 Point St, Baltimore, MD 21231 10 S. Dearborn St., 48th Floor, Chicago, IL 60680-5398 CNE: Currently: 1310 Point St, Baltimore, MD 21231 1001 Louisiana St Suite 2300, Houston, TX 77002 Previously: 10 S. Dearborn St., 48th Floor, Chicago, IL 60680-5398 C. Jurisdiction of Organization: Borrower: Delaware CNE: Delaware D. Federal Employer Identification Nos. and Organization Nos.: Borrower: Federal Employer I.D. No.: N/A Organizational No.: 2938363

Exhibit D-2 773058473 19636993 CNE: Federal Employer I.D. No.: 95-4714890 Organizational No.: 2938363 E. Other Names: Borrower: None CNE: None

Exhibit E-1 773058473 19636993 EXHIBIT E Subject Obligors (Attached)

Exhibit F-1 773058473 19636993 EXHIBIT F Credit and Collection Policy (Attached)

Exhibit G-1 773058473 19636993 EXHIBIT G Form of Monthly Report (Attached)

Exhibit H-1 773058473 19636993 EXHIBIT H Form of Compliance Certificate To: MUFG Bank, Ltd., as Agent This Compliance Certificate is furnished pursuant to that certain Receivables Financing Agreement, dated as of December 31, 2024 among NewEnergy Receivables LLC (the “Borrower”), Constellation NewEnergy, Inc., as Servicer (the “Servicer”), the Co-Arrangers party thereto, the Lenders party thereto, the Group Agents party thereto and MUFG Bank, Ltd., as Agent (in such capacity, the “Agent”) (as amended, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. THE UNDERSIGNED HEREBY CERTIFIES THAT: 1. I am the duly elected ________ of [Insert name of applicable entity] (the “Applicable Party”). 2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Applicable Party and its Subsidiaries during the accounting period covered by the attached financial statements. 3. The examinations described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below. 4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct. 5. Described below are the exceptions, if any, to paragraph 3 above by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Applicable Party has taken, is taking, or proposes to take with respect to each such condition or event. 6. As of the date hereof, the jurisdiction of organization of Borrower is Delaware, the jurisdiction of organization of the Servicer is Delaware, each of Borrower and the Servicer is a “registered organization” (within the meaning of Section 9-102 of the UCC in effect in Delaware) and neither Borrower nor the Servicer has changed its jurisdiction of organization during the prior five years.

Exhibit H-2 773058473 19636993 The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of ________, ____. [_________] By: Name: Title:

Exhibit H-3 773058473 19636993 SCHEDULE I TO COMPLIANCE CERTIFICATE A. Schedule of Compliance as of __________, ____, with Section ____ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement. This schedule relates to the month ended: __________________.

Exhibit I-1 773058473 19636993 EXHIBIT I Closing Memorandum (Attached)

Schedule I-1 773058473 19636993 SCHEDULE I Commitments Party Capacity Commitment MUFG Committed Lender $440,000,000 PNC Committed Lender $330,000,000 Mizuho Committed Lender $330,000,000 Scotia Committed Lender $200,000,000 RBC Committed Lender $200,000,000

SCHEDULE II
Lock Boxes
Collection Banks; Collection Accounts

Collection Banks Name and Address	Account Numbers:	Lock-Boxes:
Bank of America, N.A. 2000 Clayton Rd, Building D - 6th Floor Concord, CA, 94520-2425 Attn: Blocked Account Support Mail Code: CA4-704-06-08	4426223713	N/A
Wells Fargo Bank, National Association Mail Address Code: D1129-072 301 South Tryon Street, 7th Floor Charlotte, North Carolina 28282-1915 Attn: DACA Team	4879656445	N/A
Wells Fargo Bank, National Association Mail Address Code: D1086-370 550 South Tryon Street, 37th Floor Charlotte, North Carolina 28202-4200 Attn: DACA Team	4883615726 2000002563527	N/A
Citibank, N.A. Citibank Account Services Operations One Penns Way Ops 2/2 New Castle, DE 19720 Attention: DACA Service Team	38797449 38797457	N/A

Schedule II-1

773058473 19636993

Exhibit K-2 773058473 19636993 Email: Daca.serviceteam@citi.com

Schedule III-1 773058473 19636993 SCHEDULE III Notice Addresses If to CNE: Constellation NewEnergy, Inc. c/o Constellation Energy Generation, LLC 1310 Point Street, 11th Floor Baltimore, Maryland 21231 Attn: Project Finance Email: projectfinance@constellation.com With a copy that does not constitute notice to: Constellation Energy Generation, LLC 1310 Point Street, 8th Floor Baltimore, Maryland 21231 Attn: Associate General Counsel, Project Finance Email: legalnotices@constellation.com If to Borrower: NewEnergy Receivables LLC c/o Constellation Energy Generation, LLC 1310 Point Street, 11th Floor Baltimore, Maryland 21231 Attn: Project Finance Email: projectfinance@constellation.com With a copy that does not constitute notice to: Constellation Energy Generation, LLC 1310 Point Street, 8th Floor Baltimore, Maryland 21231 Attn: Associate General Counsel, Project Finance Email: legalnotices@constellation.com

Schedule III-2 773058473 19636993 If to MUFG: MUFG Bank, Ltd. 1221 Avenue of the Americas New York, NY 10020 Attn: Securitization Group Tel: (212) 782-6957 Fax: (212) 782-6448 Email: securitization_reporting@us.mufg.jp If to Victory: Victory Receivables Corporation 1221 Avenue of the Americas New York, NY 10020 Attn: Securitization Group Tel: (212) 782-6957 Fax: (212) 782-6448 Email: securitization_reporting@us.mufg.jp With a copy to MUFG (as Agent) If to PNC: PNC Bank, National Association The Tower at PNC Plaza 300 Fifth Avenue, 11th Floor Pittsburgh, PA 15222 Telephone: (412) 768-2001 Facsimile: (412) 762-7142 Attention: Brian Stanley Email: Brian.Stanley@pnc.com with a copy to: ABFAdmin@pnc.com If to Mizuho: Mizuho Bank, Ltd. 1271 Avenue of the Americas New York, NY 10020 Attn: Johan Andreasson Tel: (212) 282-3544 Email: johan.andreasson@mizuhogroup.com

Schedule III-3 773058473 19636993 If to Scotia: The Bank of Nova Scotia 40 Temperance St, 4th Floor Toronto, ON, M5H 0B4 Attn: Elie Silver Tel: 1-416-866-5682 Email: elie.silver@scotiabank.com with a copy to: The Bank of Nova Scotia 250 Vesey Street, 24th Floor New York, NY 10281 Attn: Darren Ward Tel: 1.212 225 5264 Email: darren.ward@scotiabank.com If to Liberty: Liberty Street Funding LLC c/o Global Securitization Services, LLC 68 South Service Road, Suite 120 Melville, NY 11747 Attn: Kevin Corrigan, Senior Vice President Office: (631) 587-4700 Mobile: (917) 753-0111

Schedule III-4 773058473 19636993 If to RBC: Royal Bank of Canada Royal Bank Plaza, North Tower 200 Bay Street 2nd Floor Toronto Ontario M5J2W7 Attn: Securitization Finance Tel:(416)-842-3842 Email: conduit.management@rbccm.com with a copy to: Royal Bank of Canada Two Little Falls Center 2751 Centerville Road, Suite 212 Wilmington, DE 19808 Tel: (302)-892-5903 Email: conduit.management@rbccm.com If to Old Line: Old Line Funding, LLC c/o Global Securitization Services, LLC 68 South Service Road, Suite 120 Melville, NY 11747 Attention: Kevin Burns Telephone: (631) 587-4700 Facsimile: (212) 302-8767 Email: twong@gssnyc.com wsmith@gssnyc.com